SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant                         [  ]
Filed by a Party other than the Registrant      [X ]
                Check the appropriate box:



[  ]     Preliminary Proxy Statement              [  ] Confidential, for Use of
                                                       the Commission Only
                                                       (as permitted by
                                                       Rule 14a-6(e)(2))



[X ]     Definitive Proxy Statement
[  ]     Definitive additional materials
[  ]     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12



                            PORTFOLIO PARTNERS, INC.
     (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X ]     No fee required.
[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[  ] Fee paid previously with preliminary materials:

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                                                       Laurie M. Tillinghast
                                                       President
                                                       Portfolio Partners, Inc.

October 6, 2000

Dear Contract Holder/Participant:

     Aetna Inc. ("Aetna"), the indirect parent company of Aetna Life Insurance and Annuity Company ("ALIAC"), the investment adviser to Portfolio Partners, Inc. (the "Fund"), has entered into an agreement to sell its financial services and international businesses, including ALIAC, to ING Groep N.V. ("ING")(the "Transaction"). Headquartered in Amsterdam, ING is a significant global financial institution active in the fields of insurance, banking, and asset management. As of June 30, 2000, ING had total assets of approximately $531.8 billion and assets under management of approximately $344.5 billion. A more thorough description of ING's business is contained in the attached.

     At the shareholder meeting on November 14, 2000, you will be asked to approve a new advisory agreement and sub-advisory agreements to take effect after the closing of the Transaction. With the exception of the effective dates of the agreements, provisions relating to the "Manager-of-Managers" arrangement described below and certain other clarifying modifications, these new agreements are the same as those currently in effect. Approval of the new advisory and sub-advisory agreements contract is needed so that management of the Fund can continue uninterrupted after the Transaction, because the current agreements may end automatically as a result of the Transaction. At the shareholder meeting, you also will be asked to approve a "Manager-of-Managers" arrangement for the Fund. This arrangement will enable the Board of Directors, without further shareholder approval, to appoint sub- advisers for each Portfolio in the future.

     After careful consideration, the Fund's Board of Directors unanimously approved each of the proposals and recommends that shareholders vote "FOR" each proposal.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN NOVEMBER 13, 2000.

     If you are a shareholder of more than one Portfolio of the Fund, or have more than one account registered in your name, you will receive one proxy card or authorization card, as applicable, for each account. PLEASE VOTE AND RETURN EACH PROXY CARD THAT YOU RECEIVE.

     We understand that the Transaction may cause you some concern. However, neither this proxy solicitation nor the Transaction will change the Portfolios of the Fund or their investment objectives. You will still own the same number of shares in the same Portfolios of the Fund. If you have any questions before you vote, please call 1-800-646-7628. We'll help you get the answers you need promptly. We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Laurie M. Tillinghast

Laurie M. Tillinghast
(Formerly Laurie M. LeBlanc)
(enclosures)

                          PORTFOLIO PARTNERS, INC.

             IMPORTANT NEWS FOR SHAREHOLDERS, CONTRACT HOLDERS AND
                                 PARTICIPANTS

     While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                         Q & A: QUESTIONS AND ANSWERS

Q.   WHAT IS HAPPENING?
A. Aetna Inc. ("Aetna"), which is the indirect parent company of Aetna Life Insurance and Annuity Company, ("ALIAC"), the investment adviser to Portfolio Partners, Inc. (the "Fund"), has agreed to sell its financial services and international businesses, including ALIAC, to ING Groep N.V. ("ING"). Headquartered in Amsterdam, ING is a global financial institution active in the fields of insurance, banking, and asset management. After completion of the transaction, Aetna's financial services and international businesses will be owned 100% by ING. We are asking shareholders of each Portfolio in the Fund to approve a new investment advisory agreement to ensure that there is no interruption in the services ALIAC provides to your Fund. We are also asking shareholders to approve certain sub-advisory agreements and the implementation of a "Manager-of-Managers" arrangement. The following pages give you additional information about ING, the new investment advisory and sub-advisory agreements, the "Manager-of-Managers" arrangement and certain other matters. THE BOARD MEMBERS OF THE FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, ALIAC, ING, OR THE SUB-ADVISERS: MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), SCUDDER KEMPER INVESTMENTS, INC. ("SCUDDER"), OR T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE"), OR ANY OF THEIR AFFILIATES, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q.   WHY DID YOU SEND ME THIS BOOKLET?
A. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one or more proxy cards or authorization cards, as applicable--because you have the right to vote on important proposals concerning your investment in the Fund. Although various Aetna entities are technically, in most cases, the true "shareholders" of the Fund, variable annuity and variable life contract holders (or participants under group contracts, as applicable) generally have the right to instruct those Aetna entities how to vote their interest with respect to the proposals set forth in the proxy statement, including the consideration of the new investment advisory and sub-advisory agreements. Therefore, references to shareholders throughout the proxy materials usually can be read to include contract holders and participants.

Q.   WHY ARE MULTIPLE CARDS ENCLOSED?
A. If you own shares of more than one Portfolio within the Fund, you will receive a proxy card or authorization card, as applicable, for each Portfolio that you own.

Q. WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS?
A. The Aetna-ING transaction will result in a change in ownership of Aetna's financial services and international businesses which may be deemed to cause a "change of control" of ALIAC, even though the services provided by ALIAC are not expected to be materially affected as a result. A "change of control" may cause the Fund's investment advisory agreement with ALIAC and each Portfolio's sub-advisory agreement to which ALIAC is a party to terminate. To ensure continuity of service, we are seeking shareholder approval of a new investment advisory agreement with your Fund and new sub-advisory agreements for each Portfolio.

Q.   HOW WILL THE AETNA-ING TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?
A.   We do not expect the transaction to affect you as a Fund shareholder.
     Your Portfolio and your Portfolio's investment objectives will not change as a result of the transaction. You will still own the same shares in the same Portfolio. With the exception of the effective dates of the agreements, and the "Manager-of-Managers" arrangement described below, the new investment advisory and sub-advisory agreements are the same in all material respects as the current agreements.

     If shareholders do not approve the new investment advisory or sub-advisory agreements, the agreements will terminate upon the closing of the Aetna-ING transaction and the Board Members of the Fund will take such action as they deem to be in the best interests of your Portfolio and its shareholders.

Q. WILL THE INVESTMENT ADVISORY AND SUB-ADVISORY FEES INCREASE AS A RESULT OF THE TRANSACTION?
A. No, the proposals to approve the new agreements seek no increase in the investment advisory and sub-advisory fees.

Q.   WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?
A. As noted above, you are being asked to approve a "Manager-of-Managers" arrangement for each Portfolio. The Manager-of-Managers arrangement will allow the Fund's Board of Directors to make changes to sub-advisory agreements without the delays and expenses of calling special shareholder meetings.

Q.   HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?
A. After careful consideration, the Board Members of your Fund, including those who are not affiliated with the Fund, ALIAC, ING, MFS, Scudder, T. Rowe Price or their affiliates, recommend that you vote FOR the Proposals on the enclosed proxy card(s).

Q.   WILL THE FUND PAY FOR THIS PROXY SOLICITATION?
A.   No, ALIAC, ING and/or their affiliates will bear these costs.



Q.   WHOM DO I CALL FOR MORE INFORMATION?
A. Please call Georgeson Shareholder Communications Inc., the Fund's information agent, at 1-800-646-7628.

                          NOTICE OF A SPECIAL MEETING
                            OF THE SHAREHOLDERS OF
                           PORTFOLIO PARTNERS, INC.


     Notice is hereby given that a Special Meeting of the Shareholders (the "Special Meeting") of Portfolio Partners, Inc. (the "Fund") will be held on November 14, 2000, at 10:00 a.m., Eastern time, at 151 Farmington Avenue, Hartford, Connecticut 06156-8962, for the following purposes:

1. For shareholders of each Portfolio of the Fund to approve a new Investment Advisory Agreement between Portfolio Partners, Inc. and Aetna Life Insurance and Annuity Company ("ALIAC") as a result of the acquisition of the financial services and international businesses of Aetna Inc. ("Aetna"), of which ALIAC is an indirect wholly-owned subsidiary, by ING Groep N.V. ("ING"), with no change in the advisory fees payable to ALIAC;

2. For shareholders of MFS Capital Opportunities Portfolio, MFS Emerging Equities Portfolio, and MFS Research Growth Portfolio to approve a new Sub-Advisory Agreement between ALIAC and Massachusetts Financial Services Company ("MFS") to reflect the acquisition of the financial services and international businesses of Aetna by ING, with no change in the sub-advisory fee payable to MFS;

3. For shareholders of Scudder International Growth Portfolio to approve a new Sub-Advisory Agreement between ALIAC and Scudder Kemper Investments, Inc. ("Scudder") to reflect the acquisition of the financial services and international businesses of Aetna by ING, with no change in the sub-advisory fee payable to Scudder;

4. For shareholders of T. Rowe Price Growth Equity Portfolio to approve a new Sub-Advisory Agreement between ALIAC and T. Rowe Price Associates, Inc. ("T. Rowe Price") to reflect the acquisition of the financial services and international businesses of Aetna by ING, with no change in the sub-advisory fee payable to T. Rowe Price;

5. For shareholders of the Fund to approve a "Manager-of-Managers" arrangement for each Portfolio of the Fund;

6. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

     Please read the enclosed proxy statement carefully for information concerning the proposals to be placed before the Special Meeting.

     Shareholders of record at the close of business on September 8, 2000 are entitled to notice of and to vote at the Special Meeting. You are invited to attend the Special Meeting. If you cannot do so, however, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Any shareholder attending the Special Meeting may vote in person even though a proxy has already been returned.

                                        By Order of the Board of Directors,



                                        /s/Susan C. Mosher
                                        Susan C. Mosher
                                        Secretary

October 6, 2000

                            PORTFOLIO PARTNERS, INC.

                              151 Farmington Avenue
                        Hartford, Connecticut 06156-8962
                                 1-800-262-3862

                                 PROXY STATEMENT
                                 October 6, 2000



     This Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Special Meeting (each a "Proposal") on the previous page for Portfolio Partners, Inc. (the "Fund"). The Fund's Board of Directors is soliciting your vote for a Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held at 151 Farmington Avenue, Hartford, Connecticut 06156-8962, on November 14, 2000, at 10:00 a.m., Eastern time, and, if the Special Meeting is adjourned, at any adjournment of that Meeting.

     The Fund currently offers five investment portfolios (each, a "Portfolio" and collectively, the "Portfolios"). The Portfolios are: MFS Capital Opportunities Portfolio, MFS Emerging Equities Portfolio, MFS Research Growth Portfolio, Scudder International Growth Portfolio and T. Rowe Price Growth Equity Portfolio.



SOLICITATION OF PROXIES
     The Fund's Board of Directors is soliciting votes from shareholders of the Fund. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card or authorization card, as applicable, on or about October 6, 2000.



     The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

     Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and electing to vote in person.



SHAREHOLDER REPORTS
     COPIES OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AND ITS SEMI-ANNUAL REPORT FOR THE PERIOD ENDED JUNE 30, 2000, HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THIS PROXY STATEMENT SHOULD BE READ IN CONJUNCTION WITH THE ANNUAL AND SEMI-ANNUAL REPORTS. YOU CAN OBTAIN COPIES OF THOSE REPORTS, WITHOUT CHARGE, BY WRITING TO AETNA LIFE INSURANCE AND ANNUITY COMPANY, 151 FARMINGTON AVENUE, HARTFORD, CONNECTICUT, 06156, ATTENTION: SHARON MCGARRY, TN41 OR BY CALLING 1-800-262-3862. THE ANNUAL AND SEMI-ANNUAL
REPORTS ARE NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

     The following table summarizes the proposals to be voted on at the Special Meeting and indicates those shareholders that are being solicited with respect to each proposal.

- ------------------------------------------------------------------------------
        PROPOSAL                           SHAREHOLDERS SOLICITED

- ------------------------------------------------------------------------------

1. To approve a new Investment Advisory    All Portfolios, each voting
   Agreement between the Fund and Aetna    separately as a Portfolio
   Life Insurance and Annuity Company
   ("ALIAC")

- ------------------------------------------------------------------------------
2. To approve a new Sub-Advisory           Shareholders of the MFS Capital
   Agreement between ALIAC and             Opportunities Portfolio (formerly
   Massachusetts Financial Services        MFS Value Equity Portfolio), MFS
   ("MFS")                                 Emerging Equities Portfolio and MFS
                                           Research Growth Portfolio only, each
                                           voting separately as a Portfolio

- ------------------------------------------------------------------------------
3. To approve a new Sub-Advisory           Shareholders of the Scudder
   Agreement between ALIAC and Scudder     International Growth Portfolio only
   Kemper Investments, Inc. ("Scudder")

- ------------------------------------------------------------------------------
4. To approve a new Sub-Advisory           Shareholders of the T. Rowe Price
   Agreement between ALIAC and T. Rowe     Growth Equity Portfolio only
   Price Associates, Inc. ("T. Rowe
   Price")

- ------------------------------------------------------------------------------
5. To approve a "Manager-of-Managers"      All Portfolios, each voting
   arrangement for each Portfolio of the   separately as a Portfolio
   Fund

- ------------------------------------------------------------------------------
6. To transact such other business as      Any and/or all Portfolios, voting
   may properly come before the Special    together or each voting separately
   Meeting and any adjournments thereof    as a Portfolio as the circumstances
                                           may dictate

- ------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF EACH PROPOSAL.

                               GENERAL OVERVIEW



     On July 19, 2000, Aetna Inc. ("Aetna") entered into an agreement to sell certain of its businesses, including Aetna Life Insurance and Annuity Company ("ALIAC"), to ING Groep N.V. ("ING") (the "Transaction"). ING is a global financial institution active in the fields of insurance, banking and asset management. Headquartered in Amsterdam, it conducts business in more than 60 countries, and has almost 90,000 employees. ING seeks to provide a full range of integrated financial services to private, corporate, and institutional clients through a variety of distribution channels. As of June 30, 2000, ING had total assets of approximately $531.8 billion and assets under management of approximately $344.5 billion. ING includes, among its numerous direct and indirect subsidiaries, Baring Asset Management, Inc., ING Investment Management Advisors B.V., ReliaStar Financial Corp., Furman Selz Capital Management LLC, and ING Investment Management LLC. Consummation of the Transaction is subject to a number of contingencies, including regulatory and shareholder approval and other closing conditions. Aetna's goal is to close the Transaction during the fourth quarter of 2000.



     The Fund operations of ALIAC are not expected to be affected by the Transaction. ALIAC does not currently anticipate that there will be any changes in the investment personnel primarily responsible for the management of the Fund as a result of the Transaction. Following the Transaction, ING anticipates that it will evaluate capabilities across the ING companies and, where appropriate, will consider changes designed to maximize investment capabilities and achieve expense and resource efficiencies.

     ING's principal executive offices are located at Strawinskylaan 2631, 1077 zz Amsterdam, the Netherlands.

                           MATTERS TO BE ACTED UPON

                                PROPOSAL NO. 1
                   APPROVAL OF INVESTMENT ADVISORY AGREEMENT

                               (ALL PORTFOLIOS)

     Shareholders of each series of the Fund are being asked to approve a new Investment Advisory Agreement (the "New Advisory Agreement") between the Fund, on behalf of each Portfolio (each a "Portfolio" and collectively the "Portfolios"), and ALIAC. APPROVAL OF THE NEW ADVISORY AGREEMENT IS SOUGHT SO THAT THE MANAGEMENT OF EACH PORTFOLIO CAN CONTINUE UNINTERRUPTED AFTER THE TRANSACTION, BECAUSE THE CURRENT INVESTMENT ADVISORY AGREEMENT (THE "CURRENT AGREEMENT") MAY TERMINATE AUTOMATICALLY AS A RESULT OF THE TRANSACTION.



     Aetna's goal is to close the Transaction during the fourth quarter of 2000. As a result of this Transaction, Aetna will become a wholly-owned subsidiary of ING America Insurance Holdings, Inc., a subsidiary of ING. ALIAC will remain an indirect wholly-owned subsidiary of Aetna, although Aetna will be renamed in connection with the Transaction. The change in ownership of ALIAC resulting from this Transaction may be deemed under the Investment

Company Act of 1940, as amended (the "Investment Company Act"), to be an assignment of the Current Agreement. The Current Agreement provides for its automatic termination upon an assignment. Accordingly, a New Advisory Agreement between ALIAC and the Fund, on behalf of each Portfolio, is proposed for approval by shareholders of each Portfolio. A form of the New Advisory Agreement is attached as Exhibit 1 to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to
Exhibit 1.



     Each Portfolio commenced operations on November 28, 1997. The Current Agreement, with respect to each Portfolio, was entered into and approved by each Portfolio's sole initial shareholder on September 18, 1997. The Fund's Board of Directors last approved the Current Agreement on February 9, 2000.

     ALIAC does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Portfolios or have any adverse affect on ALIAC's ability to fulfill its obligations to the Portfolios.

     At the September 14, 2000 meeting of the Fund's Board of Directors, the New Advisory Agreement was approved unanimously by the Board, including all of the Directors who are not parties to the New Advisory Agreement or interested persons of any such parties. The New Advisory Agreement as approved by the Fund's Board of Directors is submitted for approval by the shareholders of the Portfolios. The New Advisory Agreement must be voted upon separately by the shareholders of each Portfolio.

     If the New Advisory Agreement is approved by shareholders, it will take effect immediately after the closing of the Transaction. The New Advisory Agreement will remain in effect for two years from the date it takes effect, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to the Portfolios (i) by the Fund's Board of Directors or by the vote of a majority of the outstanding voting securities of the particular Portfolio, and, in either case, (ii) by a majority of the Fund's Directors who are not parties to the New Advisory Agreement or "interested persons" of any such party (other than as Directors of the Fund).

THE TERMS OF THE NEW ADVISORY AGREEMENT
     The terms of the New Advisory Agreement will be the same in all material respects to the Current Agreement, except for the effective date and the addition of provisions related to the adoption of a "Manager-of-Managers" arrangement, subject to the approval of such an arrangement by shareholders of each Portfolio under Proposal 5 below.



     The New Advisory Agreement requires ALIAC, subject to the policies and control of the Fund's Board of Directors, to (i) supervise all aspects of the operations of the Portfolios, (ii) select the securities to be purchased, sold or exchanged by the Portfolios or otherwise represented in the Portfolios' investment portfolios, place trades for all such securities and regularly report thereon to the Fund's Board of Directors, (iii) formulate and implement continuing programs for the purchase and sale of securities and regularly report thereon to the Fund's Board of Directors, (iv) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally, the Fund, securities held by or under consideration for the Fund, or the issuers of those securities, (v) provide economic research and securities analyses as ALIAC considers necessary or advisable in connection with ALIAC's performance of its duties thereunder, (vi) obtain the services of, contract with, and provide instructions to custodians and/or subcustodians of the Fund's securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of the Agreement, (vii) prepare financial and performance reports, calculate and report daily net asset values, and prepare any other financial data reports, as ALIAC from time to time, deems necessary or as requested by the Fund's Board of Directors, and (viii) take any other actions which appear to ALIAC and the Fund's Board of Directors necessary to carry into effect the purposes of the New Agreement.



     Under the Current Agreement, subject to the approval of the Fund's Board of Directors and the shareholders of a particular Portfolio, ALIAC may enter into sub-advisory agreements to engage one or more sub-advisers to ALIAC with respect to the Portfolios. Under the New Advisory Agreement, (subject to shareholder approval of a "Manager-of-Managers" arrangement for each Portfolio as set forth in Proposal 5 below), ALIAC may enter into sub-advisory agreements to engage one or more sub-advisers to ALIAC with respect to each of the Portfolios, subject to the approval of the Board of Directors of the Fund and without seeking further shareholder approval from the applicable Portfolio.



     Under the New Advisory Agreement, in the event the Board of Directors of the Fund engages one or more sub-advisers with respect to each of the Portfolios, ALIAC shall be required to: (i) monitor the investment program maintained by the sub-adviser for the Portfolios and the sub-adviser's compliance program to ensure that the Portfolios' assets are invested in compliance with the sub-advisory agreement and the Portfolios' investment objectives and policies as adopted by the Fund's Board of Directors and described in the most current effective amendment of the registration statement, as filed with the Commission under the Securities Act of 1933 ( the "1933 Act") and the Investment Company Act ("Registration Statement"); (ii) allocate Portfolio assets among the sub-advisers; (iii) review all data and financial reports prepared by the sub-adviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations; (iv) establish and maintain regular communications with the sub-adviser to share information it obtains with the sub-adviser concerning the effect of developments and data on the investment program maintained by the sub-adviser; and (v) oversee all matters relating to the offer and sale of the Portfolios' shares, the Fund's corporate governance, reports to the Fund's Board of Directors, contracts with all third parties on behalf of the Fund for services to the Portfolios, reports to regulatory authorities and compliance with all applicable rules and regulations affecting the Fund's operations.



     The New Advisory Agreement also provides that ALIAC shall place all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by ALIAC, which may include brokers or dealers affiliated with ALIAC. ALIAC is obligated to use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act") to ALIAC and/or the other accounts over which ALIAC or its affiliates exercise investment discretion. ALIAC is authorized to pay a broker or dealer who provides such brokerage or research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if ALIAC determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer and is paid in compliance with
Section 28(e). This determination may be viewed in terms of either that particular transaction or the overall responsibilities that ALIAC and its affiliates have with respect to accounts over which they exercise investment discretion. The New Advisory Agreement provides that the Fund's Board of Directors shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received. Any delegation to a sub-adviser of the selection of broker-dealers to execute portfolio transactions must include instructions that are consistent with the parameters outlined above.

     Any investment program undertaken by ALIAC pursuant to the New Advisory Agreement, as well as any other activities undertaken by ALIAC on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Fund's Board of Directors.

     The annual advisory fees for the Fund under the Current Advisory Agreement and the New Advisory Agreement are listed in Appendix 5 to this Proxy Statement.

     Under the New Advisory Agreement, the expenses in connection with the management of each Portfolio shall be allocated between the applicable
Portfolio and ALIAC as follows: (1) ALIAC shall pay: (a) the salaries, employment benefits and other related costs and expenses of those of its personnel engaged in providing investment advice to the Portfolio, including without limitation, office space, office equipment, telephone and postage costs; and (b) all fees and expenses of all Directors, officers and employees, if any, of the Fund who are employees of ALIAC, including any salaries and employment benefits payable to those persons; (2) the Portfolio shall pay: (a) investment advisory fees pursuant to the Agreement; (b) brokers' commissions, issue and transfer taxes or other transaction fees payable in connection with any transactions in the securities in the Portfolio's investment portfolio or other investment transactions incurred in managing the Portfolio's assets, including portions of commissions that may be paid to reflect brokerage research services provided to ALIAC; (c) fees and expenses of the Portfolio's independent accountants and legal counsel and the independent Directors' legal counsel; (d) fees and expenses of any administrator, transfer agent, custodian, dividend, accounting, pricing or disbursing agent of the Portfolio; (e) interest and taxes; (f) fees and expenses of any membership in the Investment Company Institute or any similar organization in which the Fund's Board of Directors deems it advisable for the Fund to maintain membership; (g) insurance premiums on property or personnel (including officers and Directors) of the Fund; (h) all fees and expenses of the Fund's Board of Directors, who are not "interested persons" (as defined in the Investment Company Act) of the Fund or ALIAC; (i) expenses of preparing, printing and distributing proxies, proxy statements, prospectuses and reports to shareholders of the Portfolio, except for those expenses paid by third parties in connection with the distribution of Portfolio shares and all costs and expenses of shareholders' meetings; (j) all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares of the Portfolio or in cash; (k) costs and expenses (other than those detailed in (2)(i) above) of promoting the sale of shares in the Portfolio, including preparing prospectuses and reports to shareholders of the Portfolio, provided that nothing in the New Advisory Agreement shall prevent the charging of such costs to third parties involved in the distribution and sale of Portfolio shares; (l) fees payable by the Portfolio to the Securities and Exchange Commission ("SEC") or to any state securities regulator or other regulatory authority for the registration of shares of the Fund in any state or territory of the United States or of the District of Columbia; (m) all costs attributable to investor services, administering shareholder accounts and handling shareholder relations, (including, without limitation, telephone and personnel expenses), which costs may also be charged to third parties by ALIAC; and (n) any other ordinary, routine expenses incurred in the management of the Portfolio's assets, and any nonrecurring or extraordinary expenses, including organizational expenses, litigation affecting the Fund and any indemnification by the Portfolio of its officers, Directors or agents.

     The New Advisory Agreement provides that the services of ALIAC to the Fund are not deemed to be exclusive, and ALIAC shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under the New Advisory Agreement are not impaired thereby.

     Like the Current Agreement, the New Advisory Agreement provides that ALIAC shall be liable to the Fund and shall indemnify the Fund for any losses incurred by the Fund, whether in the purchase, holding or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of ALIAC or its officers, directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by ALIAC of its duties under the New Advisory Agreement, in connection with the services rendered by ALIAC thereunder.

     Each agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Portfolios' outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act), or by ALIAC, on sixty (60) days' written notice to the other party. Notice provided for in each agreement may be waived by the party required to be notified. Each agreement will automatically terminate in the event of its "assignment."

EXPENSE LIMITATIONS
     Like the Current Agreement, the New Advisory Agreement will not place any limits on the operating expenses of the Fund or any Portfolio. However, ALIAC has voluntarily agreed to limit the expenses of each Portfolio through at least April 30, 2001. The terms of the voluntary expense limitation will not be affected by the Transaction. The expense limitation for each Portfolio is shown in Appendix 6.

INFORMATION ABOUT ALIAC
     ALIAC is a Connecticut insurance corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156. ALIAC is an indirect wholly-owned subsidiary of Aetna, a financial services company with stock listed for trading on the New York Stock Exchange. Please refer to Appendix 7 to this Proxy Statement for the name and address of ALIAC's parent company and the names and addresses of its immediate parents. Appendix 7 also contains a list of the Directors and principal executive officers of ALIAC and their addresses, and identifies those individuals serving as officers and/or Directors of the Fund that are also officers and/or Directors of ALIAC. ALIAC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").



     For the fiscal year ended December 31, 1999, the total advisory fees paid to ALIAC by the Portfolios were as follows: MFS Capital Opportunities, $734,991; MFS Emerging Equities, $3,813,374; MFS Research Growth, $1,795,645; Scudder International Growth, $2,037,125; and T. Rowe Price Growth Equity, $1,304,488.



     From time to time, ALIAC may receive brokerage and research services from brokers that execute securities transactions for the Portfolios. The commission paid by a Portfolio to a broker that provides such services to ALIAC or its sub-advisers may be greater than the commission would be if the Portfolio used a broker that does not provide the same level of brokerage and research services. During the most recent fiscal year ended December 31, 1999, the Portfolios had not effected any brokerage transactions in portfolio securities with ALIAC or any other affiliated person of the Fund.

     In addition to providing investment advisory services, ALIAC serves as administrator to the Fund pursuant to an Administrative Services Agreement and provides certain administrative and shareholder services necessary for Fund operations. The Fund's Board of Directors approved a New Administrative Services Agreement during the Special Meeting of the Board of Directors on September 14, 2000. The terms of the New Administrative Services Agreement are identical to the original Administrative Services Agreement except for the effective date. The New Administrative Services Agreement will take effect immediately after the closing of the Transaction. Under the New Administrative Services Agreement, ALIAC has agreed to: (a) provide office space, equipment and facilities (which may belong to the Administrator or its affiliates) for maintaining the Fund's organization, for meetings of the Fund's Board of
Directors and shareholders, and for performing administrative services hereunder; (b) supervise and manage all aspects of the Fund's operations (other than investment advisory activities), and supervise relations with, and monitor the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary and desirable by the Board; (c) determine and arrange for the publication of the net asset value of the shares of each Portfolio; (d) provide non-investment related statistical and research data and such other reports, evaluations and information as the Portfolios may request from time to time; (e) provide internal clerical, accounting and legal services, and stationery and office supplies; (f) prepare, amend, and update (with the advice of the Fund's counsel) the Fund's Registration Statement on Form N-1A and state Blue Sky filings, and prepare any necessary proxy statements and all annual and semi-annual reports to shareholders; (g) arrange for the printing and mailing (at the expense of the Fund or affected Portfolio) of proxy statements and other reports or other materials provided to shareholders; (h) prepare for execution and file each Portfolio's federal and state tax returns and required tax filings other than those required to be made by the Portfolios' custodian and transfer agent; (i) maintain the Fund's existence, and during such times as the shares of the Portfolios are publicly offered, maintain the registration and qualification of the shares under federal and state law; (j) keep and maintain the financial accounts and records of the Fund; (k) develop and implement, if appropriate, management or shareholder services designed to enhance the convenience of investing in the Portfolios; (l) provide the Board on a regular basis with reports and analyses of the Portfolios' operations and the operations of comparable investment companies; (m) respond to inquiries from shareholders or participants of employee benefit plans (for which the Administrator or any affiliate provides recordkeeping) relating to the Portfolios, concerning, among other things, exchanges among Portfolios, refer any such inquiries to the Fund's officers or the Portfolios' transfer agent; (n) provide recordkeeping services; and (o) provide such information as may be reasonably requested by a shareholder representative of or a participant in an employee benefit plan to comply with applicable federal or state laws. For its services under the New Administrative Services Agreement, ALIAC is entitled to receive from each Portfolio a fee computed at an annual rate of each Portfolio's average daily net assets as set forth below:


PORTFOLIO                               FEE
- ---------                               ---
MFS Capital Opportunities               0.25%
MFS Emerging Equities                   0.13%
MFS Research Growth                     0.15%
Scudder International Growth            0.20%
T. Rowe Price Growth Equity             0.15%


     For the fiscal year ended December 31, 1999, the total administrative services fees paid to ALIAC by the Portfolios were as follows: MFS Capital Opportunities, $585,618; MFS Emerging Equities, $1,477,831; MFS Research Growth, $743,001; Scudder International Growth, $1,003,850; and T. Rowe Price Growth Equity, $953,603.

     Under an Underwriting Agreement between ALIAC and Portfolio Partners, Inc. (the "Current Underwriting Agreement"), ALIAC also has served as the Fund's principal underwriter for the continuous offering of shares of the Fund. Under the Current Underwriting Agreement, ALIAC did not receive compensation for providing these services. Aetna's management has recently determined that it would be prudent to consolidate its various broker/dealer operations in order to better align functions and management within Aetna's subsidiaries. Accordingly, the Fund's Board of Directors, at its September 14, 2000 meeting, approved a New Underwriting Agreement by and between the Fund and Aetna Investment Services, Inc., ("AISI"), an affiliate of ALIAC. The New Underwriting Agreement is identical to the Current Underwriting Agreement, except for the effective date and AISI as the Fund's new principal underwriter.

EVALUATION BY THE BOARD OF DIRECTORS
     In determining whether or not it was appropriate to approve the New Advisory Agreement and to recommend approval to shareholders, the Fund's Board of Directors, including the Directors who are not interested persons of ALIAC (the "Independent Directors"), considered various materials and representations provided by ALIAC and met with a representative of ING. The Independent Directors were advised by independent legal counsel with respect to these matters. The Board's Contracts Committee, consisting of the Independent Directors, and the full Board each met on September 14, 2000, to review and consider, among other things, information relating to the New Advisory Agreement.

     Information considered by the Directors included, among other things, the following: (1) ALIAC's and ING's representations that the Fund operations of ALIAC are not expected to be affected as a result of the Transaction and that in the short-term there are not expected to be any changes in the personnel primarily responsible for management of the Fund as a result of the

Transaction; (2) that the senior personnel responsible for the management of ALIAC are expected to continue to be responsible for the management of ALIAC;
(3) that the compensation to be received by ALIAC under the New Advisory Agreement is the same as the compensation paid under the Current Agreement; (4) Aetna's and ING's representation that each will use its reasonable best efforts to ensure that an "unfair burden" (as defined in the Investment Company Act) is not imposed on the Portfolios as a result of the Transaction; (5) the commonality of the terms and provisions of the New Advisory Agreement and Current Agreement; (6) ING's financial strength and commitment to the advisory business; (7) ING's strong distribution capabilities; and (8) ALIAC's representation that it intends to maintain any expense limitations currently in effect for the period contemplated by the applicable provision.

     Further, the Fund's Board of Directors reviewed (1) the nature and quality of the services rendered by ALIAC under the Current Agreement, (2) the fairness of the compensation payable to ALIAC under the New Advisory Agreement, (3) the performance results achieved by each Portfolio, and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of ALIAC. The Board also considered the services provided by ALIAC as administrator to the Fund, including the fees received by ALIAC for such administrative services.

     Based upon its review, the Board determined that, by approving the New Advisory Agreement, the Fund can best be assured that services from ALIAC will be provided without interruption. The Board also determined that the New Advisory Agreement is in the best interests of each Portfolio and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Fund's Board of Directors unanimously approved the New Advisory Agreement and voted to recommend its approval by each Portfolio's shareholders.

     The effectiveness of this Proposal No. 1 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, ALIAC will continue to manage the Portfolios pursuant to the Current Agreement. If a Portfolio's shareholders fail to approve the New Advisory Agreement pertaining to that Portfolio, the Fund's Board of Directors shall meet to consider appropriate action for that Portfolio.

INTERESTS OF OFFICERS AND DIRECTORS IN THE TRANSACTION
     The Fund's executive officers and its Directors who are affiliated with Aetna are shareholders of Aetna. If the Transaction is completed, Aetna shareholders will receive one share of common stock of the new health care company to be formed in connection with the Transaction and approximately $35 in cash for each share of Aetna common stock that they own. The exact amount of cash Aetna shareholders will receive for each share of Aetna common stock that they own will depend on a number of factors, including the number of shares of Aetna common stock that are outstanding as of completion of the Transaction, the amount of unpaid interest that has accrued as of the closing on certain Aetna debts to be assumed by ING and certain other matters.

     The Fund's executive officers and its Directors who are affiliated with Aetna may have interests in the Transaction that are different from, or in addition to, their interests as shareholders of Aetna generally. Aetna's Board of Directors previously approved provisions to protect certain benefits of Aetna employees upon a change in control of Aetna, which includes the Transaction. The provisions provide that the Aetna severance plan (discussed below) will become noncancellable for a period of two years following a change in control. Also, all previously granted stock options that have not yet vested will become vested and immediately exercisable. Upon a change in control, bonuses payable under Aetna's Annual Incentive Plan will become payable based on the target award for participants. In connection with the closing of the Transaction, Aetna may also pay other bonuses. In addition, long-term incentive awards granted under Aetna's 1996 Stock Incentive Plan will vest.



     Aetna administers a severance plan under which employees, including Aetna's executive officers, terminated by Aetna without cause may receive up to two weeks of continuing salary for every credited full year of employment to a maximum of one year's salary. In addition, when an employee's job is eliminated due to reengineering, reorganization or staff reduction efforts, the employee, including Aetna's executive officers, is eligible for an additional 13 weeks of salary continuation and outplacement assistance. Under certain circumstances, determined on a case-by-case basis, additional severance pay benefits may be granted for the purposes of inducing employment of senior officers or rewarding past service. Certain benefits continue during the severance pay and salary continuation periods.



VOTE REQUIRED
     Shareholders of each Portfolio must approve the New Advisory Agreement with respect to that Portfolio. Approval of this Proposal No. 1 by a Portfolio requires an affirmative vote of the lesser of (i) 67% or more of such Portfolio's shares present at the Special Meeting if more than 50% of the outstanding shares of such Portfolio are present or represented by proxy, or
(ii) more than 50% of the outstanding  shares of such  Portfolio.

 THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL
                                    NO. 1.

                                PROPOSAL NO. 2

                 APPROVAL OF A NEW SUB-ADVISORY AGREEMENT FOR

                      MFS CAPITAL OPPORTUNITIES PORTFOLIO

                        MFS EMERGING EQUITIES PORTFOLIO

                         MFS RESEARCH GROWTH PORTFOLIO

     Shareholders of MFS Capital Opportunities Portfolio, MFS Emerging Equities Portfolio, and MFS Research Growth Portfolio of the Fund, (each an "MFS Portfolio" and collectively "the MFS Portfolios") are being asked to approve a new Sub-Advisory Agreement with Massachusetts Financial Services Company ("MFS" or the "Sub-Adviser") for the MFS Portfolios. SHAREHOLDER APPROVAL OF A NEW MFS SUB-ADVISORY AGREEMENT BETWEEN ALIAC AND MFS ON BEHALF OF THE PORTFOLIOS (THE "NEW MFS AGREEMENT") IS BEING SOUGHT SO THAT THE MANAGEMENT OF THE MFS PORTFOLIOS CAN CONTINUE UNINTERRUPTED AFTER THE TRANSACTION, BECAUSE THE CURRENT SUB-ADVISORY AGREEMENT WITH MFS (THE "CURRENT MFS AGREEMENT") FOR THE MFS PORTFOLIOS MAY TERMINATE AUTOMATICALLY AS A RESULT OF THE TRANSACTION. A form of the New MFS Agreement is attached as Exhibit 2 to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Exhibit 2.

     While the Board of Directors of the Fund is seeking shareholder approval of a New MFS Agreement, such Agreement does not restrict the Board's ability to terminate or replace MFS as Sub-Adviser for the MFS Portfolios at any time in the future, subject to any shareholder approval that may be required. In addition, if the adoption of the "Manager-of-Managers" arrangement, as discussed below under Proposal No. 5, is adopted by each Portfolio, the Board of Directors can terminate or replace MFS with respect to each such Portfolio without further shareholder approval.

     The New MFS Agreement must be voted upon separately by shareholders of each MFS Portfolio. If a New MFS Agreement is approved by shareholders of the MFS Portfolios, then such agreement will take effect immediately after the closing of the Transaction. The New MFS Agreement will remain in effect for two years from the date it takes effect, and, unless earlier terminated, will continue in effect from year to year thereafter, provided that each such continuance is approved at least annually by the Board, including a majority of the Fund's Directors who are not parties to the New MFS Agreement or "interested persons" of any such party (other than as Directors of the Fund).

     At the September 14, 2000 meeting of the Fund's Board of Directors, the New MFS Agreement was approved unanimously by the Board, including all of the Directors who are not parties to the New MFS Agreement or interested persons of such parties.

TERMS OF THE NEW MFS AGREEMENT
     The terms of the New MFS Agreement will be the same in all material respects as those of the Current MFS Agreement, except for the effective date, and the manner in which the Agreement shall be continued. The New MFS Agreement, like the Current MFS Agreement, requires MFS, under the supervision of ALIAC and subject to the approval and direction of the Fund's Board of Directors, to manage each MFS Portfolio's assets.

     The New MFS Agreement states that MFS shall regularly provide investment advice with respect to the assets held by the MFS Portfolios, and shall be authorized to (a) buy, sell, exchange, convert, lend or otherwise trade in any stocks, bonds, and other securities or assets on behalf of each MFS Portfolio, and (b) place orders and negotiate the commissions, (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as MFS may select. In carrying out these duties, MFS is required to: (i) regularly (but no less frequently than quarterly) report to the Fund's Board of Directors and to ALIAC with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the MFS Portfolios and/or important developments materially affecting the investments held, or contemplated to be purchased, by the MFS Portfolios, as may reasonably be requested by the Fund's Board of Directors or ALIAC and agreed to by MFS, including attendance at Board meetings, as reasonably requested, to present such information and reports to the Fund's Board of Directors; (ii) consult with the Fund's pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the Investment Company Act and for which market quotations are not readily available; (iii) provide any and all information, records and supporting documentation about the accounts MFS manages that have investment objectives, policies, and strategies substantially similar to those employed by MFS in managing the MFS Portfolios which may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present historical performance information concerning MFS's similarly managed accounts, for inclusion in the Fund's Prospectus and any other reports and materials prepared by the Fund or its agent, in accordance with regulatory requirements; (iv) establish appropriate personal contacts with ALIAC in order to provide ALIAC with information reasonably requested by ALIAC; and (v) execute account documentation, agreements, contracts and other documents as ALIAC shall be requested by brokers, dealers, counterparties and other persons to execute in connection with its management of the assets of the MFS Portfolios, provided that MFS receives the express agreement and consent of ALIAC and/or the Fund's Board of Directors to execute such documentation, agreements, contracts and other documents. In such respect, and only for this limited purpose, MFS shall act as the adviser and/or the MFS Portfolios' agent and attorney-in-fact. Any investment program undertaken by MFS pursuant to the agreements to which they are a party, as well as any other activities undertaken by the MFS at the direction of ALIAC, on behalf of the MFS Portfolios, shall at all times be subject to any directives of the Fund's Board of Directors.

     Under the New MFS Agreement, MFS shall perform compliance testing with respect to the MFS Portfolios, based upon information in its possession, and upon written instructions received from ALIAC.

     The New MFS Agreement provides that in selecting broker-dealers qualified to execute a particular equity transaction, brokers or dealers may be selected who also provide brokerage or research services (as those terms are defined in Section 28(e) of the Exchange Act) to MFS and/or the other accounts over which MFS or its affiliates exercise investment discretion. MFS is authorized to pay a broker or dealer that provides such brokerage or research services a commission for executing a portfolio transaction for the MFS Portfolio(s) that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if MFS determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer and is paid in compliance with Section 28(e).

     MFS is obligated under the New MFS Agreement to pay the salaries, employment benefits and other related costs of personnel engaged in providing investment advice to the MFS Portfolios, as well as the administrative expenses incurred, including bookkeeping, clerical costs and equipment expense, in order that it may faithfully and fully perform its obligations under the New MFS Agreement.

     MFS's services with respect to the MFS Portfolios is not deemed to be exclusive, and MFS shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities.

     The fees payable to MFS, which are paid by ALIAC and not by the MFS Portfolios, will remain the same under the New MFS Agreement.

     Like the Current MFS Agreement, the New MFS Agreement provides that neither MFS nor any of its directors, officers, employees or agents shall be liable to ALIAC or the Fund for any loss or expense suffered by ALIAC or the Fund resulting from its acts or omissions as Sub-Adviser to the MFS Portfolios, except for losses or expenses to ALIAC or the Fund resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, MFS's duties under the New MFS Agreement. Neither MFS nor any of its agents shall be liable to ALIAC or the Fund for any loss or expense suffered as a consequence of any action or inaction of other service providers to the Fund in failing to observe the instructions of ALIAC, provided such action or inaction of such other service providers to the Fund is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of MFS under the New MFS Agreement.

     The termination provisions of the New MFS Agreement are the same as those of the Current MFS Agreement. The New MFS Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors, including a majority of its disinterested directors, by a vote of a majority of the outstanding voting securities of such MFS Portfolio on 60 days' prior written notice to MFS, or by ALIAC (i) on at least 120 days' prior written notice to MFS, without any payment of penalty, (ii) upon material breach by MFS of any of the representations and warranties, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if MFS becomes unable to discharge its duties and obligations under the New MFS Agreement. MFS may terminate the New MFS Agreement at any time, without the payment of any penalty, on at least 90 days' prior notice to ALIAC. The New MFS Agreement shall terminate automatically in the event of its assignment or upon termination of the Investment Advisory Agreement between the Fund and ALIAC.

     For more details regarding the New MFS Agreement, please see Exhibit 2.

INFORMATION ABOUT MFS
     MFS, 500 Boylston Street, Boston, Massachusetts 02116, an investment advisory firm incorporated in the State of Delaware in January 1972, currently manages over $152 billion in retail and institutional mutual fund assets. In addition to investment management services, MFS also provides administrative services to tax-exempt and taxable institutional clients worldwide. Please refer to Appendix 8 for information concerning MFS's Directors and officers, and information regarding other MFS advised funds with a similar objective. MFS is registered with the SEC as an investment adviser under the Advisers Act.

     MFS has managed the MFS Portfolios pursuant to the Current MFS Agreement dated August 29, 1997. The Current MFS Agreement was last approved by the Board on February 9, 2000 and by the sole initial shareholder of each MFS Portfolio of the Fund on September 18, 1997. For the services it provides to these MFS Portfolios under the Current MFS Agreement, MFS receives sub-advisory fees at the following rate, based upon the daily average value of the aggregate assets of the MFS Portfolios: 0.40% on the first $300 million, 0.375% on the next $300 million, 0.35% on the next $300 million, 0.325% on the next $600 million and 0.25% on assets over $1.5 billion. This fee will not change under the New MFS Agreement. For the fiscal year ended December 31, 1999, the sub-advisory fees paid to MFS by ALIAC on behalf of the MFS Portfolios was $6,282,714.



     From time to time, MFS may receive brokerage and research services from brokers that execute securities transactions for the MFS Portfolios. The commission paid by these MFS Portfolios to a broker that provides such services to MFS may be greater than the commission would be if an MFS Portfolio used a broker that does not provide the same level of brokerage and research services. Additionally, MFS may use such services for clients other than the MFS Portfolios. During their most recent fiscal year ended December 31, 1999, the Portfolios had not effected any brokerage transactions in portfolio securities with ALIAC, MFS or any other affiliated person of either entity.

EVALUATION BY THE BOARD OF DIRECTORS
     In determining whether or not it was appropriate to approve the New MFS Agreement and to recommend approval to shareholders, the Fund's Board of Directors, including the Independent Directors, considered, among other things, the fact that the MFS Portfolios will continue to be managed by MFS, the current Sub-Adviser, that the compensation to be received by MFS under the New MFS Agreement is the same as the compensation paid to MFS under the Current MFS Agreement, and that the Transaction is not expected to have any affect on services rendered by MFS. Further, the Fund's Board of Directors considered (1) the nature and quality of the services rendered by MFS under the Current MFS Agreement; (2) the fairness of the compensation payable to MFS under the New MFS Agreement; (3) the performance results achieved by MFS for the MFS Portfolios; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of MFS. The Independent Directors were advised by independent legal counsel with respect to these matters.

     Based upon its review, the Fund's Board of Directors determined that, by approving the New MFS Agreement, the MFS Portfolios can best be assured that services from MFS will be provided without interruption. The Fund's Board of Directors believes that retaining MFS is in the best interests of the MFS Portfolios and their shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Fund's Board of Directors unanimously approved the New MFS Agreement and voted to recommend its approval by each MFS Portfolio's shareholders.

     The effectiveness of this Proposal No. 2 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, MFS will continue to manage the MFS Portfolios pursuant to the Current MFS Agreement. If the shareholders of any of the above-named MFS Portfolios should fail to approve the New MFS Agreement, the Fund's Board of Directors shall meet to consider appropriate action for that MFS Portfolio.

VOTE REQUIRED
     Shareholders of each of the above-named MFS Portfolios must approve the New MFS Agreement. Approval of this Proposal No. 2 by an MFS Portfolio requires an affirmative vote of the lesser of (i) 67% or more of each MFS Portfolio's shares present at the Special Meeting if more than 50% of the outstanding shares of each MFS Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of each MFS Portfolio.

 THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL
                                    NO. 2.

                                PROPOSAL NO. 3

                 APPROVAL OF A NEW SUB-ADVISORY AGREEMENT FOR
                    SCUDDER INTERNATIONAL GROWTH PORTFOLIO

     Shareholders of the Scudder International Growth Portfolio of the Fund (the "Scudder Portfolio") are being asked to approve a new Sub-Advisory Agreement between ALIAC and Scudder Kemper Investments, Inc. ("Scudder"), on behalf of the Scudder Portfolio. SHAREHOLDER APPROVAL OF A NEW SUB-ADVISORY AGREEMENT FOR THE SCUDDER PORTFOLIO (THE "NEW SCUDDER AGREEMENT") IS BEING SOUGHT SO THAT THE MANAGEMENT OF THE SCUDDER PORTFOLIO CAN CONTINUE UNINTERRUPTED AFTER THE TRANSACTION, BECAUSE THE CURRENT SUB-ADVISORY AGREEMENT WITH SCUDDER (THE "CURRENT SCUDDER AGREEMENT") FOR THE SCUDDER PORTFOLIO MAY TERMINATE AUTOMATICALLY AS A RESULT OF THE TRANSACTION. A form of the New Scudder Agreement is attached as Exhibit 3 to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Exhibit 3.

     While the Board of Directors of the Fund is seeking shareholder approval of a New Scudder Agreement, such Agreement does not restrict the Board's ability to terminate or replace the Sub-Adviser for the Scudder Portfolio at any time in the future, subject to any shareholder approval that may be required. In addition, if the adoption of the "Manager-of-Managers" arrangement, as discussed below under Proposal No. 5, is adopted by the Scudder Portfolio, the Board of Directors can terminate or replace Scudder with respect to the Scudder Portfolio without further shareholder approval.

     The New Scudder Agreement must be voted upon by shareholders of the Scudder Portfolio. If the New Scudder Agreement is approved by shareholders of the Scudder Portfolio, then the New Scudder Agreement will take effect immediately after the closing of the Transaction. The New Scudder Agreement will remain in effect for two years from the date it takes effect, and, unless earlier terminated, will continue in effect from year to year thereafter, provided that each such continuance is approved at least annually by the Fund's Board of Directors, including a majority of the Fund's Directors who are not parties to the New Scudder Agreement or "interested persons" of any such party (other than as Directors of the Fund).

     At the September 14, 2000 meeting of the Fund's Board of Directors, the New Scudder Agreement was approved unanimously by the Fund's Board of Directors, including all of the Directors who are not interested parties to the New Scudder Agreement or interested persons of such parties.

TERMS OF THE NEW SCUDDER AGREEMENT
     The terms of the New Scudder Agreement will be the same in all material respects as those of the Current Scudder Agreement, except for the effective date and the manner in which the Agreement shall be continued. The New Scudder Agreement, like the Current Scudder Agreement, requires Scudder, under the supervision of ALIAC and subject to the approval and direction of the Fund's Board of Directors, to manage the Scudder Portfolio's assets.

     The New Scudder Agreement states that Scudder shall regularly provide investment advice with respect to the assets held by the Scudder Portfolio, and shall be authorized to (a) buy, sell, exchange, convert, lend or otherwise trade in any stocks, bonds, and other securities or assets on behalf of the Scudder Portfolio, and (b) directly or through the trading desks of Scudder or its affiliate place orders and negotiate the commissions, (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as Scudder may select. In carrying out these duties, Scudder is required to: (i) regularly (but no less frequently than quarterly) report to the Fund's Board of Directors and to ALIAC with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Scudder Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Scudder Portfolio, as may reasonably be requested by the Fund's Board of Directors or ALIAC and agreed to by Scudder, including attendance at Board meetings, as reasonably requested, to present such information and reports to the Fund's Board of Directors; (ii) consult with the Fund's pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the Investment Company Act and for which market quotations are not readily available; (iii) provide any and all information, records and supporting documentation about the accounts Scudder manages that have investment objectives, policies, and strategies substantially similar to those employed by Scudder in managing the Scudder Portfolio which may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present historical performance information concerning Scudder's similarly managed accounts, for inclusion in the Fund's Prospectus and any other reports and materials prepared by the Fund or its agents, in accordance with regulatory requirements; (iv) establish appropriate personal contacts with ALIAC in order to provide ALIAC with information reasonably requested by ALIAC; and (v) execute account documentation, agreements, contracts and other documents as ALIAC shall be requested by brokers, dealers, counterparties and other persons to execute in connection with its management of the assets of the Scudder Portfolio, provided that Scudder receives the express agreement and consent of ALIAC and/or the Fund's Board of Directors to execute such documentation, agreements, contracts and other documents. In such respect, and only for this limited purpose, Scudder shall act as the adviser and/or the Scudder Portfolio's agent and attorney-in-fact. Any investment program undertaken by Scudder pursuant to the agreements to which they are a party, as well as any other activities undertaken by Scudder at the direction of ALIAC, on behalf of the Scudder Portfolio, shall at all times be subject to any directives of the Fund's Board of Directors.

     Under the New Scudder Agreement,  Scudder shall perform compliance testing
with  respect  to  the  Scudder  Portfolio,   based  upon  information  in  its
possession, and upon written instructions received from ALIAC.

     The New Scudder Agreement provides that in selecting broker-dealers qualified to execute a particular equity transaction, brokers or dealers may be selected who also provide brokerage or research services (as those terms are defined in Section 28(e) of the Exchange Act) to Scudder and/or the other accounts over which Scudder or its affiliates exercise investment discretion. Scudder is authorized to pay a broker or dealer that provides such brokerage or research services a commission for executing a portfolio transaction for the Scudder Portfolio that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Scudder determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer and is paid in compliance with Section 28(e).

     Scudder is obligated under the New Scudder Agreement to pay the salaries, employment benefits and other related costs of personnel engaged in providing investment advice to the Scudder Portfolio, as well as the administrative expenses incurred, including bookkeeping, clerical costs and equipment expense, in order that it may faithfully and fully perform its obligations under the New Scudder Agreement.

     Scudder's services with respect to the Scudder Portfolio are not deemed to be exclusive, and Scudder shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities.

     The fees payable to Scudder, which are paid by ALIAC and not by the Scudder Portfolio, will remain the same under the New Scudder Agreement.

     Like the Current Scudder Agreement, the New Scudder Agreement provides that neither Scudder nor any of its directors, officers, employees or agents shall be liable to ALIAC or the Fund for any loss or expense suffered by ALIAC or the Fund resulting from its acts or omissions as Sub-Adviser to the Scudder Portfolio, except for losses or expenses to ALIAC or the Fund resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, Scudder's duties under the New Scudder Agreement. Neither Scudder nor any of its agents shall be liable to the ALIAC or the Fund for any loss or expense suffered as a consequence of any action or inaction of other service providers to the Fund in failing to observe the instructions of ALIAC, provided such action or inaction of such other service providers to the Fund is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of Scudder under the New Scudder Agreement.

     The termination provisions of the New Scudder Agreement are the same as those of the Current Scudder Agreement. The New Scudder Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors, including a majority of its disinterested directors, or by a vote of a majority of the outstanding voting securities of the Scudder Portfolio on 60 days' prior written notice to Scudder; or by ALIAC (i) on at least 60 days' prior written notice to Scudder, without any payment of penalty,
(ii) upon material breach by Scudder of any of the representations and warranties, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if Scudder becomes unable to discharge its duties and obligations under the New Scudder Agreement. Scudder may terminate the New Scudder Agreement at any time, without the payment of any penalty, on at least 60 days' prior notice to ALIAC. The New Scudder Agreement shall terminate automatically in the event of its assignment or upon termination of the Investment Advisory Agreement between the Fund and ALIAC.

     For more details regarding the New Scudder  Agreement,  please see Exhibit
3.



INFORMATION ABOUT SCUDDER
     Scudder, 345 Park Avenue, New York, NY 10154, an investment advisory firm incorporated in the State of Delaware in October 1984, currently manages over $290 billion in assets, of which approximately 42% are in mutual fund accounts. Please refer to Appendix 9 for information concerning Scudder's Directors and officers, and information regarding other Scudder advised funds with a similar objective. Scudder is registered with the SEC as an investment adviser.



     Scudder has managed the Scudder Portfolio pursuant to the Current Scudder Agreement dated September 8, 1998. The Current Scudder Agreement was last approved  by the  Fund's  Board of  Directors  on  February  9, 2000 and by the
shareholders of the Scudder Portfolio on November 20, 1998, due to a transaction similar to the Transaction involving ING. For the services it provides to the Scudder Portfolio under the Current Scudder Agreement, Scudder receives sub-advisory fees at the following rate, based on the daily average value of the Scudder Portfolio's assets: 0.75% on the first $20 million, 0.65% on the next $15 million, 0.50% on the next $65 million, 0.40% on the next $200 million and 0.30% on assets over $300 million. This fee will not change under the New Scudder Agreement. For the fiscal year ended December 31, 1999, ALIAC paid to Scudder $1,978,275 in sub-advisory fees.

     From time to time, Scudder receives brokerage and research services from brokers that execute securities transactions for the Scudder Portfolio. The commission paid by the Scudder Portfolio to a broker that provides such services to Scudder may be greater than the commission would be if the Scudder Portfolio used a broker that does not provide the same level of brokerage and research services. Additionally, Scudder may use such services for clients other than the Scudder Portfolio. During its most recent fiscal year ended December 31, 1999, the Scudder Portfolio had not effected any brokerage transactions in portfolio securities with ALIAC, Scudder or any other affiliated person of either entity.

EVALUATION BY THE BOARD OF DIRECTORS
     In determining whether or not it was appropriate to approve the New Scudder Agreement and to recommend approval to the shareholders, the Fund's Board of Directors, including the Independent Directors, considered, among other things, the fact that the Scudder Portfolio will continue to be managed by Scudder, the current Sub-Adviser, that the compensation to be received by Scudder under the New Scudder Agreement is the same as the compensation paid to Scudder under the Current Scudder Agreement, and that the Transaction is not expected to have any affect on services rendered by Scudder. Further, the Fund's Board of Directors considered (1) the nature and quality of the services rendered by Scudder under the Current Scudder Agreement; (2) the fairness of the compensation payable to Scudder under the New Scudder Agreement; (3) the performance results achieved by Scudder for the Scudder Portfolio; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of Scudder. The Independent Directors were advised by independent legal counsel with respect to these matters.

     Based upon its review, the Fund's Board of Directors has determined that, by approving the New Scudder Agreement, the Scudder Portfolio can best be assured that services from Scudder will be provided without interruption. The Fund's Board of Directors believes that retaining Scudder is in the best interests of the Scudder Portfolio and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Fund's Board of Directors unanimously approved the New Scudder Agreement and voted to recommend its approval by the Scudder Portfolio's shareholders.

     The effectiveness of this Proposal No. 3 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, Scudder will continue to manage the Scudder Portfolio pursuant to the Current Scudder Agreement. If the shareholders of the Scudder Portfolio should fail to approve the New Scudder Agreement, the Fund's Board of Directors shall meet to consider appropriate action.

VOTE REQUIRED
     Approval of this Proposal No. 3 by the Scudder Portfolio shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Scudder Portfolio's shares present at the Special Meeting if more than 50% of the outstanding shares of the Scudder Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Scudder Portfolio.

 THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL
                                    NO. 3.

                                PROPOSAL NO. 4

                 APPROVAL OF A NEW SUB-ADVISORY AGREEMENT FOR
                     T. ROWE PRICE GROWTH EQUITY PORTFOLIO

     Shareholders of T. Rowe Price Growth Equity Portfolio of the Fund (the "T. Rowe Price Portfolio") are being asked to approve a new Sub-Advisory Agreement between ALIAC and T. Rowe Price Associates, Inc. ("T. Rowe Price") on behalf of the T. Rowe Price Portfolio. SHAREHOLDER APPROVAL OF A NEW SUB-ADVISORY AGREEMENT FOR THE T. ROWE PRICE PORTFOLIO (THE "NEW T. ROWE PRICE AGREEMENT") IS BEING SOUGHT SO THAT THE MANAGEMENT OF THE T. ROWE PRICE PORTFOLIO CAN CONTINUE UNINTERRUPTED AFTER THE TRANSACTION, BECAUSE THE CURRENT SUB-ADVISORY AGREEMENT (THE "CURRENT T. ROWE PRICE AGREEMENT") FOR THE T. ROWE PRICE PORTFOLIO MAY TERMINATE AUTOMATICALLY AS A RESULT OF THE TRANSACTION. A form of the New T. Rowe Price Agreement is attached as Exhibit 4 to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Exhibit 4.

     While the Board of Directors of the Fund is seeking shareholder approval of a New T. Rowe Price Agreement, such Agreement does not restrict the Board's ability to terminate or replace the Sub-Adviser for the T. Rowe Price Portfolio at any time in the future, subject to any shareholder approval that may be required. In addition, if the adoption of the "Manager-of-Managers" arrangement, as discussed below under Proposal No. 5, is adopted by the T. Rowe Price Portfolio, the Board of Directors can terminate or replace T. Rowe Price with respect to the T. Rowe price Portfolio without further shareholder approval.

     The New T. Rowe Price Agreement must be voted upon separately by shareholders of the T. Rowe Price Portfolio. If the New T. Rowe Price Agreement is approved by shareholders of the T. Rowe Price Portfolio, then the New T. Rowe Price Agreement will take effect immediately after the closing of the Transaction. The New T. Rowe Price Agreement will remain in effect for two years from the date it takes effect, and, unless earlier terminated, will continue in effect from year to year thereafter, provided that each such continuance is approved at least annually by the Fund's Board of Directors, including a majority of the Fund's Directors who are not parties to the New T. Rowe Price Agreement or "interested persons" of any such party (other than as Directors of the Fund).

     At the September 14, 2000 meeting of the Fund's Board of Directors, the New T. Rowe Price Agreement was approved unanimously by the Fund's Board of Directors, including all of the Directors who are not interested parties to the New T. Rowe Price Agreement or interested persons of such parties.

TERMS OF THE NEW T. ROWE PRICE AGREEMENT
     The terms of the New T. Rowe Price Agreement will be the same in all material respects as those of the Current T. Rowe Price Agreement except for the effective date, and the manner in which the New T. Rowe Price Agreement may be continued. The New T. Rowe Price Agreement, like the Current T. Rowe Price Agreement, requires T. Rowe Price, under the supervision of ALIAC and subject to the approval and direction of the Fund's Board of Directors, to manage the
T. Rowe Price Portfolio's  assets.

     The New T. Rowe Price Agreement states that T. Rowe Price shall regularly provide investment advice with respect to the assets held by the T. Rowe Price Portfolio, and shall be authorized to (a) buy, sell, exchange, convert, lend or otherwise trade in any stocks, bonds, and other securities or assets on behalf of the T. Rowe Price Portfolio, and (b) directly or through the trading desks of T. Rowe Price place orders and negotiate the commissions, (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as T. Rowe Price may select. In carrying out these duties, T. Rowe Price is required to: (i) regularly (but no less frequently than quarterly) report to the Fund's Board of Directors and ALIAC with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the T. Rowe Price Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the T. Rowe Price Portfolio, as may reasonably be requested by the Fund's Board of Directors or ALIAC and agreed to by T. Rowe Price, including attendance at Board meetings, as reasonably requested, to present such information and reports to the Fund's Board of Directors; (ii) consult with the Fund's pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the Investment Company Act and for which market quotations are not readily available; (iii) establish appropriate personal contacts with ALIAC in order to provide ALIAC with information as reasonably requested by ALIAC; and (iv) execute account documentation, agreements, contracts and other documents as ALIAC shall be requested by brokers, dealers, counterparties and other persons to execute in connection with its management of the assets of the T. Rowe Price Portfolio, provided that T. Rowe Price receives the express agreement and consent of ALIAC and/or the Fund's Board of Directors to execute such documentation, agreements, contracts and other documents. In such respect, and only for this limited purpose, T. Rowe Price shall act as the adviser and/or the T. Rowe Price Portfolio's agent and attorney-in-fact. Any investment program undertaken by T. Rowe Price pursuant to the agreements to which it is a party, as well as any other activities undertaken by T. Rowe Price at the direction of ALIAC, on behalf of the T. Rowe Price Portfolio, shall at all times be subject to any directives of the Fund's Board of Directors.

     Under the New T. Rowe Price Agreement, T. Rowe Price shall perform compliance testing with respect to the T. Rowe Price Portfolio, based upon information in its possession, and upon written instructions received from ALIAC.

     The New T. Rowe Price Agreement provides that in selecting broker-dealers qualified to execute a particular equity transaction, brokers or dealers may be selected who also provide brokerage or research services (as those terms are defined in Section 28(e) of the Exchange Act) to the Sub-Adviser and/or the other accounts over which T. Rowe Price or its affiliates exercise investment discretion. T. Rowe Price is authorized to pay a broker or dealer that provides such brokerage or research services a commission for executing a portfolio transaction for the T. Rowe Price Portfolio that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if T. Rowe Price determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer and is paid in compliance with
Section 28(e).

     T. Rowe Price is obligated under the New T. Rowe Price Agreement to pay the salaries, employment benefits and other related costs of personnel engaged in providing investment advice to the T. Rowe Price Portfolio, as well as the administrative expenses incurred, including bookkeeping, clerical costs and equipment expense, in order that it may faithfully and fully perform its obligations under the New T. Rowe Price Agreement.

     T. Rowe Price's services with respect to the T. Rowe Price Portfolio are not to be deemed to be exclusive, and T. Rowe Price shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities.

     The fees payable to T. Rowe Price,  which are paid by ALIAC and not by the
T. Rowe Price Portfolio, will remain the same under the New T. Rowe Price Agreement.

     Like the Current T. Rowe Price Agreement, the New T. Rowe Price Agreement provides that neither T. Rowe Price nor any of its directors, officers, employees or agents shall be liable to ALIAC or the Fund for any loss or expense suffered by ALIAC or the Fund resulting from its acts or omissions as Sub-Adviser to the T. Rowe Price Portfolio, except for losses or expenses to ALIAC or the Fund resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, T. Rowe Price's duties under the New T. Rowe Price Agreement. Neither T. Rowe Price nor any of its agents shall be liable to ALIAC or the Fund for any loss or expense suffered as a consequence of any action or inaction of other service providers to the Fund in failing to observe the instructions of ALIAC, provided such action or inaction of such other service providers to the Fund is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of T. Rowe Price under the New T. Rowe Price Agreement.

     The termination provisions of the New T. Rowe Price Agreement are the same as those of the Current T. Rowe Price Agreement. The New T. Rowe Price Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors, including a majority of its disinterested directors, or by vote of a majority of the outstanding voting securities of the T. Rowe Price Portfolio on 60 days' prior written notice to
T. Rowe Price; or by ALIAC (i) on at least 120 days' prior written notice to T. Rowe Price, without any payment of penalty, (ii) upon material breach by T. Rowe Price of any of the representations and warranties, if such breach shall not have been cured within a 20-day period after notice of such breach; or
(iii) if T. Rowe Price becomes unable to discharge its duties and obligations under the New T. Rowe Price Agreement. T. Rowe Price may terminate the New T. Rowe Price Agreement at any time, without the payment of any penalty, on at least 90 days' prior notice to ALIAC. The New T. Rowe Price Agreement shall terminate automatically in the event of its assignment or upon termination of the Investment Advisory Agreement between the Fund and ALIAC.

     For more details  regarding  the New T. Rowe Price  Agreement,  please see
Exhibit 4.



INFORMATION ABOUT T. ROWE PRICE
     T. Rowe Price, 100 East Pratt Street, Baltimore Maryland, 21202, an independent investment advisory firm, was established in 1937, incorporated in Maryland in 1946, and registered with the SEC as an investment adviser in 1947. The corporation and its affiliates currently manage over $179 billion in individual and institutional accounts, approximately $117 billion of which are managed in mutual funds. Please refer to Appendix 10 for information concerning T. Rowe Price's Directors and officers, and information regarding other T. Rowe Price advised funds with a similar objective.



     T. Rowe Price has managed the T. Rowe Price Portfolio pursuant to the Current T. Rowe Price Agreement dated October 28, 1997. The Current T. Rowe Price Agreement was last approved by the Fund's Board of Directors on February 9, 2000 and by the initial shareholders of the Portfolio on September 18, 1997. For the services it provides to the T. Rowe Price Portfolio under the Current
T. Rowe Price Agreement, T. Rowe Price receives sub-advisory fees at the following rate, based on the daily average value of the T. Rowe Price Portfolio's assets: 0.40% on the first $500 million, and 0.375% on assets over $500 million. This fee will not change under the New T. Rowe Price Agreement. For the fiscal year ended December 31, 1999, ALIAC paid to T. Rowe Price $2,508,647 in sub-advisory fees.

     From time to time, T. Rowe Price receives brokerage and research services from brokers that execute securities transactions for the T. Rowe Price Portfolio. The commission paid by the T. Rowe Price Portfolio to a broker that provides such services to T. Rowe Price may be greater than the commission would be if the T. Rowe Price Portfolio used a broker that does not provide the same level of brokerage and research services. Additionally, T. Rowe Price may use such services for clients other than the T. Rowe Price Portfolio. During the Fund's most recent fiscal year ended December 31, 1999, the T. Rowe Price Portfolio had not effected any brokerage transactions in portfolio securities with ALIAC, T. Rowe Price, or any other affiliated person of either entity.

EVALUATION BY THE BOARD OF DIRECTORS
     In determining whether or not it was appropriate to approve the New T. Rowe Price Agreement for the T. Rowe Price Portfolio and to recommend approval to the shareholders, the Fund's Board of Directors, including the Independent Directors, considered, among other things, the fact that the T. Rowe Price Portfolio will continue to be managed by T. Rowe Price, the current Sub-Adviser, that the compensation to be received by T. Rowe Price under the New T. Rowe Price Agreement is the same as the compensation paid to T. Rowe Price under the Current T. Rowe Price Agreement, and that the Transaction is not expected to have any affect on services rendered by T. Rowe Price. Further, the Fund's Board of Directors considered (1) the nature and quality of the services rendered by T. Rowe Price under the Current T. Rowe Price Agreement;
(2) the fairness of the compensation payable to T. Rowe Price under the New T. Rowe Price Agreement; (3) the performance results achieved by T. Rowe Price for the T. Rowe Price Portfolio; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of T. Rowe Price. The Independent Directors were advised by independent legal counsel with respect to these matters.

     Based upon its review, the Fund's Board of Directors has determined that, by approving the New T. Rowe Price Agreement, the T. Rowe Price Portfolio can best be assured that services from T. Rowe Price will be provided without interruption. The Fund's Board of Directors believes that retaining T. Rowe Price is in the best interests of the T. Rowe Price Portfolio and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Fund's Board of Directors unanimously approved the New T. Rowe Price Agreement and voted to recommend its approval by the T. Rowe Price Portfolio's shareholders.

     The effectiveness of this Proposal No. 4 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, T. Rowe Price will continue to manage the T. Rowe Price Portfolio pursuant to the Current T. Rowe Price Agreement. If the shareholders of the T. Rowe Price Portfolio should fail to approve the New T. Rowe Price Agreement, the Board shall meet to consider appropriate action.

VOTE REQUIRED
     Approval of this Proposal No. 4 by the T. Rowe Price Portfolio shareholders requires an affirmative vote of the lesser of (i) 67% or more of the T. Rowe Price Portfolio's shares present at the Special Meeting if more than 50% of the outstanding shares of the T. Rowe Price Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the
T. Rowe Price Portfolio.

 THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL
                                    NO. 4.

                                PROPOSAL NO. 5

                APPROVAL OF A "MANAGER-OF-MANAGERS" ARRANGEMENT
                                  FOR THE FUND

     Shareholders of each Portfolio are being asked to approve a new "Manager-of-Managers" arrangement permitting ALIAC, as adviser to each Portfolio and the Fund, to enter into Sub-Advisory Agreements (each a
"Sub-Advisory Agreement") with investment management organizations (each a "Sub-Adviser"), or to materially modify an existing Sub-Advisory Agreement, without such Sub-Advisory Agreement being approved by the shareholders of the applicable Portfolio. Under these circumstances, ALIAC would act as a "Manager-of-Managers."

     At a meeting of the Board held on September 14, 2000, the Fund's Board of Directors, including a majority of Independent Directors, voted to approve the submission of a "Manager-of-Managers" arrangement to shareholders of the Portfolios.

CURRENT INVESTMENT ADVISORY AGREEMENT
     Under the Fund's Current Advisory Agreement, the investment adviser, ALIAC, provides investment advisory services to each Portfolio, including, but not limited to, economic research and securities analyses, investing, reporting and supervision, and formulation and implementation of an investment program for each Portfolio consistent with that Portfolio's investment objectives and policies. The Current Agreement authorizes ALIAC to delegate a number of these duties to one or more sub-advisers for the Portfolios. Subject to the approval of the Fund's Board of Directors and of the shareholders of the respective Portfolio, ALIAC may enter into sub-advisory agreements to engage one or more sub-advisers with respect to the Portfolios. In its capacity as adviser, ALIAC monitors the investment program of each sub-adviser, reviews all data and financial reports prepared by each sub-adviser, establishes and maintains communications with each sub-adviser, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, third party contracts and regulatory compliance reports. However, Section 15(a) of the Investment Company Act requires that a majority of the outstanding shares of a Portfolio approve all written investment advisory contracts. Consequently, any recommendations concerning the appointment of a new sub-adviser or material modification of a sub-advisory agreement made by ALIAC and approved by the Fund's Board of Directors must be presented for approval to the particular Portfolio's shareholders in a special meeting of the shareholders called for that purpose.

PROPOSED MANAGER-OF-MANAGERS ARRANGEMENT
     On June 30, 2000, ALIAC and the Fund filed with the Securities and Exchange Commission (the "SEC") an application (the "Application") seeking, among other relief, an exemption from Section 15(a) (and certain other provisions of the Investment Company Act). If granted, the relief would permit ALIAC, with the approval of the Fund's Board of Directors, to enter into, modify or terminate sub-advisory agreements without requiring shareholder approval. The Fund will continue to obtain shareholder approval of a sub-advisory agreement with a sub-adviser considered to be an "affiliated person" (as defined in the Investment Company Act) of the Fund or ALIAC, other than by reason of serving as a sub-adviser to one or more of the Portfolios ("Affiliated Sub-Adviser"). In addition, the Board of Directors of the Fund and

ALIAC would not be able to materially amend the New Advisory Agreement without complying with the Investment Company Act and applicable regulations governing shareholder approval of advisory agreements.

     The Manager-of-Managers arrangement will enable the Fund to operate with greater efficiency by allowing ALIAC to employ sub-advisers best suited to the needs of the Portfolios, without incurring the expense and delays associated with obtaining Shareholder approval of sub-advisers or sub-advisory agreements. If shareholders of the Portfolios approve the Manager-of-Managers arrangement, the Portfolios will enter into a new Investment Advisory Agreement (the "New Advisory Agreement"), as more particularly described in Proposal No. 1, with ALIAC, which will be approved by the Portfolios' shareholders, and which will authorize ALIAC to: (1) set a Portfolio's overall investment strategies, (2) recommend and select one or more sub-advisers for each Portfolio, (3) allocate a Portfolio's assets among different sub-advisers as deemed appropriate, (4) monitor and evaluate the performance of a Portfolio's sub-advisers, (5) recommend to the Fund's Board of Directors whether a sub-advisory agreement should be approved, renewed, modified or terminated, and (6) implement procedures to ensure that a sub-adviser complies with a Portfolio's investment objective, policies and restrictions. Under the New Advisory Agreement, any of the above actions reserved by ALIAC would be reviewed and approved by the Fund's Board of Directors, including a majority of the Independent Directors, before implementation.



CURRENT STATUS OF THE APPLICATION
     The Application is currently under review by the SEC. Although it is not yet known whether the SEC will grant the requested relief, it is anticipated that one of the SEC's conditions for approving such relief as to each Portfolio will be the approval of the proposed arrangements by a majority of the outstanding voting securities of each Portfolio. Because the Transaction between Aetna and ING required the Fund's Board of Directors to call the special meeting of the Fund's shareholders to seek approval of the New Advisory Agreement (Proposal No. 1, presented on page 6 of this proxy statement), the Fund's Board of Directors is taking this opportunity to seek shareholder approval of the proposed Manager-of-Managers arrangement as well. If shareholders of the Portfolios approve the proposal and the SEC grants the requested relief, it is anticipated that the Portfolios and ALIAC will be required to comply with certain conditions, as outlined in the Application, if the arrangement is to go into effect. Several of these conditions address the need for disclosure when a new sub-adviser is appointed, or a material change to a sub-advisory agreement is made, to ensure that the appropriate Portfolio's shareholders are notified of the changes in a timely manner. These notifications of changes will be similar in content to the information that would have been presented to shareholders in a proxy statement, had the Fund been required to call a special meeting of shareholders. Such disclosure will ensure that Fund shareholders are apprised of changes that impact their Portfolio.



EVALUATION BY THE BOARD OF DIRECTORS
     In determining whether or not it was appropriate to approve the Manager-of-Managers arrangement and to recommend approval to shareholders, the Fund's Board of Directors, including the Independent Directors, considered certain information and representations provided by ALIAC. Further, the Independent Directors were advised by independent legal counsel with respect to these matters. The Fund's Board of Directors initially met on February 9, 2000 to review and consider, among other things, information relating to the Manager-of-Managers arrangement. At that time, the Fund's Board of Directors authorized the submission of the Application to the SEC. On September 14, 2000 the Fund's Board of Directors voted to submit this proposal to shareholders of each Portfolio.

     The Fund's Board of Directors believes that allowing ALIAC to hire new sub-advisers or negotiate sub-advisory agreements for the Portfolios without incurring the expenses or delays of obtaining shareholder approval is in the best interests of each Portfolio's shareholders, and will allow the Portfolios to operate more efficiently. Currently, in order for ALIAC to appoint a new sub-adviser or materially modify a sub-advisory agreement, a Portfolio must solicit votes and hold a special meeting of its shareholders. If ALIAC could appoint new sub-advisers or materially modify sub-advisory agreements without having to hold special shareholder meetings, the Fund's Board of Directors would be able to act more quickly and with less expense to appoint a new sub-adviser when the Board and ALIAC believe that the appointment would benefit a Portfolio and its shareholders.

     Moreover, the Fund's Board of Directors will continue to provide oversight of ALIAC's sub-adviser selection process to ensure that shareholders' interests are protected when ALIAC selects a new sub-adviser or modifies a sub-advisory agreement for any Portfolio. The Fund's Board of Directors, including a majority of the Independent Directors, will evaluate and approve all new sub-advisory agreements as well as any modifications to all sub-advisory agreements entered into by ALIAC on behalf of a Portfolio. In performing this oversight function, the Fund's Board of Directors will analyze all factors that it considers to be relevant to the evaluation including, but not limited to, the services and expertise provided by the Sub-Advisers, and the oversight functions maintained by ALIAC. The Fund's Board of Directors believes that its review will ensure that ALIAC continues to act in the best interests of the Portfolios and their shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Fund's Board of Directors unanimously approved the Manager-of-Managers arrangement, and voted to recommend its approval by shareholders.

     Implementation of the arrangement is contingent upon shareholder approval of the arrangement and receipt of the requested exemptive relief from the SEC. If the SEC declines to grant relief under the Application, the Portfolios will not implement the Manager-of-Managers arrangement.

VOTE REQUIRED
     Shareholders of each Portfolio must approve the Manager-of-Managers arrangement for that Portfolio. Approval of this Proposal No. 5 by a Portfolio's shareholders requires an affirmative vote of the lesser of (i) 67% or more of each Portfolio's shares present at the Special Meeting if more than 50% of the outstanding shares of each Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of each Portfolio. If a particular Portfolio does not approve the arrangement, it will not be implemented as to that Portfolio and the Portfolio will continue to obtain shareholder approval of all Sub-Advisory Agreements related to that Portfolio.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL
                                    NO. 5.

                              GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING
     Management of the Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SECTION 15(F) OF THE INVESTMENT COMPANY ACT
     ING and Aetna have agreed to use their reasonable best efforts to assure compliance with the conditions of Section 15(f) of the Investment Company Act.
Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change in control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Investment Company Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three year period immediately following the change in control, at least 75% of an investment company's board of directors must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the Investment Company Act.

     ALIAC  serves  as  the  Fund's  Administrator.   ALIAC's  address  is  151
Farmington Farmington Avenue, Hartford, Connecticut 06156. Aetna Investment Services, Inc. ("AISI") was approved at the September 14, 2000 meeting of the Board of Directors to serve as the Fund's Underwriter. AISI's address is 151 Farmington Avenue, Hartford, Connecticut 06156.

VOTING RIGHTS
     Only shareholders of record on September 8, 2000 (the "record date") are entitled to be present and to vote at the Special Meeting or any adjourned meeting. Appendix 1 sets forth the number of shares of each Portfolio outstanding as of the record date.

     Other than shares purchased by ALIAC's general account in connection with providing seed capital, shares of each Portfolio are offered only to insurance company separate accounts that fund both annuity and life insurance contracts. As of the record date, ALIAC and its subsidiary, Aetna Insurance Company of America ("AICA") (collectively referred to herein as "Aetna Insurance"), owned of record all of the shares of the Portfolios (100%). Of this amount, shares of each Portfolio were allocated to Aetna Insurance's general account and/or held by Aetna Insurance on behalf of the separate accounts that fund variable annuity and variable life contracts (each a "Contract") issued to individual or group Contract Holders ("Contract

Holders") as set forth in Appendix 2. To the best of the Fund's knowledge, as of the record date, no person owned beneficially more than 5% of any Portfolio, except as set forth in Appendix 2.

     The separate accounts invest in the Portfolios. Contract Holders (or participants under group contracts, as applicable) who select a Portfolio for investment through a Contract have a beneficial interest in the Portfolios, but do not invest directly in or hold shares of the Portfolios. Aetna Insurance, on behalf of the separate accounts, is the true shareholder of the Portfolios and, as the legal owner of each Portfolio's shares, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Contract Holders. Contract Holders therefore have the right to instruct Aetna Insurance how to vote their interest with respect to the Proposals. Aetna Insurance will vote the shares of each Portfolio held in Aetna Insurance's name for the separate accounts as directed by the Contract Holder. The holders of certain group Contracts have the right to direct the vote for all shares under the respective Contract, for, against or abstaining, in the same proportions as shares for which instructions have been given by participants covered by the Contract. This Proxy Statement is used to solicit instructions for voting shares of each Portfolio. All persons entitled to direct the voting of shares, whether they are Contract Holders, participants or shareholders, will be described as voting for purposes of this Proxy Statement.

     In the event that any Contract Holder investing in the Portfolios through Variable Annuity Accounts B, C, or I or Variable Life Accounts B or C fails to provide Aetna Insurance with voting instructions, Aetna Insurance will vote the shares attributable to those Contract Holders for, against or abstaining, in the same proportions as the shares for which instructions have been received from other Contract Holders investing through separate accounts. If an authorization card is returned by a Contract Holder without indicating a voting instruction, Aetna Insurance will vote those shares "for" the Proposals. With respect to Portfolio shares held by Variable Annuity Account D, Aetna Insurance will only vote those separate account shares for which it receives instructions. Shares of the Fund owned by Aetna Insurance through the general account will be voted in the same proportion as shares held by the separate accounts investing in that Portfolio. Abstentions will have the effect of a "no" vote on Proposals 1, 2, 3, 4 and 5.

     The presence in person or by proxy of a Portfolio's shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. Because Aetna Insurance is the legal owner of all Fund shares, there will be a quorum at the Special Meeting regardless of how Contract Holders direct Aetna Insurance to vote on the Proposals. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 120 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. Thepersons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

     The number of shares that you may vote is the total of the number shown on the proxy card or authorization card, as applicable, accompanying this Proxy Statement. The number of shares that you are entitled to vote is calculated according to the formula described in the materials relating to your Contract. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund at the address shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding proxy card or authorization card, as applicable, or by submitting a notice of revocation to the Fund.

EXPENSES
     ALIAC, ING, and/or one or more of their affiliates will pay the expenses of the Fund in connection with this Notice and Proxy Statement and the Special Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out of pocket expenses. The Fund will not bear the expenses of the Proxy Statement.

ADDITIONAL PROXY SOLICITATION INFORMATION
     In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ALIAC and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.



     If a shareholder wishes to participate in the Special Meeting, the shareholder may submit the proxy card(s) or authorization card(s), as applicable, originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy, they may contact Georgeson Shareholder Communications Inc. toll-free at 1-800-646-7628. Any proxy given by a shareholder is revocable until voted at the Special Meeting.



SHAREHOLDER PROPOSALS
     The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

        PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) OR AUTHORIZATION CARD(S), AS APPLICABLE, AND RETURN THE CARD(S) PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE. You may revoke your proxy at any time prior to the Special Meeting by written notice to ALIAC or by submitting a proxy card bearing a later date.



                                        By Order of the Board of Directors,

                                        /s/ Susan C. Mosher



                                        Susan C. Mosher
                                        Secretary

                                   EXHIBIT 1
                                  FORM OF NEW
                         INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT IS MADE BY AND BETWEEN AETNA LIFE INSURANCE AND ANNUITY COMPANY, A CONNECTICUT CORPORATION (THE "ADVISER") AND PORTFOLIO PARTNERS, INC., A MARYLAND CORPORATION (THE "COMPANY"), ON BEHALF OF EACH OF ITS SERIES, MFS CAPITAL OPPORTUNITIES PORTFOLIO (FORMERLY MFS VALUE EQUITY PORTFOLIO), MFS EMERGING EQUITIES PORTFOLIO, MFS RESEARCH GROWTH PORTFOLIO, SCUDDER INTERNATIONAL GROWTH PORTFOLIO AND T. ROWE PRICE GROWTH EQUITY PORTFOLIO (THE "SERIES"), AS OF THE DATE SET FORTH BELOW THE PARTIES' SIGNATURES.

                              W I T N E S S E T H

WHEREAS, the Company is registered with the Securities and Exchange Commission (the "Commission") as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

WHEREAS, the Company has established the Series; and

WHEREAS, the Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), and is in the business of acting as an investment adviser; and

WHEREAS, the Company, on behalf of the Series, and the Adviser desire to enter into an agreement to provide for investment advisory and management services for the Company on the terms and conditions hereinafter set forth;

NOW THEREFORE, the parties agree as follows:

I.      APPOINTMENT AND OBLIGATIONS OF THE ADVISER

Subject to the terms and conditions of this Agreement and the policies and control of the Company's Board of Directors (the "Board"), the Company, on behalf of the Series, hereby appoints the Adviser to serve as its investment adviser, to provide the investment advisory services set forth below in Section
II. The Adviser agrees that, except as required to carry out its duties under this Agreement or otherwise expressly authorized, it is acting as an independent contractor and not as an agent of the Company and has no authority to act for or represent the Company in any way.

II.     DUTIES OF THE ADVISER

In carrying out the terms of this Agreement, the Adviser shall do the following:

        1.      supervise all aspects of the operations of the Company;

        2. select the securities to be purchased, sold or exchanged by the Series or otherwise represented in the Series' investment portfolio, place trades for all such securities and regularly report thereon to the Board;

        3. formulate and implement continuing programs for the purchase and sale of securities and regularly report thereon to the Board;

        4. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally, the Series, securities held by or under consideration for the Series, or the issuers of those securities;

        5. provide economic research and securities analyses as the Adviser considers necessary or advisable in connection with the Adviser's performance of its duties hereunder;

        6. obtain the services of, contract with, and provide instructions to custodians and/or subcustodians of the Series' securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of this Agreement;

        7. prepare financial and performance reports, calculate and report daily net asset values, and prepare any other financial data or reports, as the Adviser from time to time, deems necessary or as are requested by the Board; and

        8. take any other actions which appear to the Adviser and the Board necessary to carry into effect the purposes of this Agreement.

III.    REPRESENTATIONS AND WARRANTIES

        A.      REPRESENTATIONS AND WARRANTIES OF THE ADVISER

        Adviser hereby represents and warrants to the Company as follows:

                1. DUE INCORPORATION AND ORGANIZATION. The Adviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

                2. REGISTRATION. The Adviser is registered as an investment adviser with the Commission under the Advisers Act. The Adviser shall maintain such registration in effect at all times during the term of this Agreement.

                3. BEST EFFORTS. The Adviser at all times shall provide its best judgment and effort to the Series in carrying out its obligations hereunder.

        B.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company, on behalf of the Series, hereby represents and warrants to the Adviser as follows:

                1. DUE INCORPORATION AND ORGANIZATION. The Company has been duly incorporated under the laws of the State of Maryland and it is authorized to enter into this Agreement and carry out its obligations hereunder.

                2. REGISTRATION. The Company is registered as an investment company with the Commission under the 1940 Act and shares of the Series are registered or qualified for offer and sale to the public under the Securities Act of 1933 (the "1933 Act") and all applicable state securities laws. Such registrations or qualifications will be kept in effect during the term of this Agreement.

IV.     DELEGATION OF RESPONSIBILITIES

        A.      APPOINTMENT OF SUBADVISER(S)

        Subject to the approval of the Board, the Adviser may enter into a Subadvisory Agreement to engage one or more Subadvisers (the "Subadviser") to the Adviser with respect to each Series.

        B.      DUTIES OF SUBADVISER

        Under a Subadvisory Agreement, the Subadviser may be delegated some or all of the following duties of the Adviser:

                1. determine which securities from which issuers shall be purchased, sold or exchanged by the Series or otherwise represented in the Series' investment portfolio, place trades for all such securities, select brokers or dealer for the execution thereof, and regularly report thereon to the Board;

                2. formulate and implement continuing programs for the purchase and sale of the securities of such issuers and regularly report thereon to the Board;

                3. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally, the Series, securities held by or under consideration for the Series, or the issuers of those securities;

                4. provide economic research and securities analyses as the Adviser considers necessary or advisable in connection with the Adviser's performance of its duties hereunder;

                5. give instructions to the custodian and/or sub-custodian of the Series appointed by the Board, as to deliveries of securities, transfers of currencies and payments of cash for the Series as required to carry out the investment activities of the Series, in relation to the matters contemplated by this Agreement; and

                6. provide such financial support, administrative services and other duties as the Adviser deems necessary and appropriate.

        C.      DUTIES OF THE ADVISER

        In the event the Adviser delegates certain responsibilities hereunder to one or more Subadvisers, the Adviser shall, among other things:

                1. monitor the investment program maintained by the Subadvisers for the Series and the Subadvisers' compliance program to ensure that the Series' assets are invested in compliance with the Subadvisory Agreement and the Series' investment objectives and policies as adopted by the Board and described in the most current effective amendment of the registration statement, as filed with the Commission under the 1933 Act and the 1940 Act ("Registration Statement");

                2.    allocate series' assets among such Subadvisers;

                3. review all data and financial reports prepared by the Subadviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations;

                4. establish and maintain regular communications with the Subadvisers to share information it obtains with the Subadvisers concerning the effect of developments and data on the investment program maintained by the Subadvisers; and

                5. oversee all matters relating to the offer and sale of the Series' shares, the Company's corporate governance, reports to the Board, contracts with all third parties on behalf of the Company for services to the Series, reports to regulatory authorities and compliance with all applicable rules and regulations affecting the Company's operations.

V.      BROKER-DEALER RELATIONSHIPS

        A.      PORTFOLIO TRADES

        The Adviser, at its own expense, shall place all orders for the purchase and sale of portfolio securities with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received.


        B.      SELECTION OF BROKER-DEALERS

        In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser may also select brokers or dealers to effect transactions for the Series who provide payment for expenses of the Series. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services or expenses, and that have provided assistance in the distribution of shares of the Series to the extent permitted by law, a commission for executing a portfolio transaction for the Series that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer and is paid in compliance with Section 28(e) or other rules and regulations of the Commission. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by the Series to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received.

        Any delegation to a Subadviser (as authorized in Section IV above) of the selection of broker-dealers to execute portfolio transactions will include instructions consistent with the parameters outlined in this Section.

VI.     CONTROL BY THE BOARD

Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Series pursuant thereto, shall at all times be subject to any directives of the Board.

VII.    COMPLIANCE WITH APPLICABLE REQUIREMENTS

In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:


        1.    all applicable provisions of the 1940 Act;

        2. the provisions of the current Registration Statement of the Company;

        3. the provisions of the Fund's Articles of Incorporation, as amended;

        4.    the provisions of the Bylaws of the Fund, as amended; and

        5.    any other applicable provisions of state or federal law.

VIII.   COMPENSATION

For the services to be rendered, the facilities furnished and the expenses assumed by the Adviser, the Company, on behalf of the Series, shall pay to the Adviser an annual fee, payable monthly, based upon the following average daily net assets of the Series:

        PORTFOLIO                       FEE
        ---------                       ---

        MFS Capital                     0.65% of average daily net assets
        Opportunities Portfolio
        (formerly Value Equity
        Portfolio)

        MFS Emerging Equities           0.70% of the first $500 million of
        Portfolio                       average daily net assets;
                                        0.65% on assets over $500 million
        MFS Research Growth             0.70% on the first $500 million of
        Portfolio                       average daily net assets;
                                        0.65% on assets over $500 million
        Scudder International           0.80% of average daily net assets
        Growth Portfolio
        T. Rowe Price Growth            0.60% of average daily net assets
        Equity Portfolio

     Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 of the annual advisory fee applied to the daily net assets of the Series. If this Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above. Subject to the provisions of Section X hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible. For so long as a Subadvisory Agreement is in effect, the Company acknowledges on behalf of the Series that the Adviser will pay to each Subadviser, as compensation for acting as a Subadviser to the Series, the fees specified in the particular Subadvisory Agreement.



IX. EXPENSES

The expenses in connection with the management of the Company shall be allocated between the Series and the Adviser as follows:

        A.      EXPENSES OF THE ADVISER

        The Adviser shall pay:

                1. the salaries, employment benefits and other related costs and expenses of those of its personnel engaged in providing investment advice to the Series, including without limitation, office space, office equipment, telephone and postage costs;

                2. all fees and expenses of all directors, officers and employees, if any, of the Company who are employees of the Adviser or an affiliated entity, including any salaries and employment benefits payable to those persons;


        B.      EXPENSES OF THE SERIES

        The Series shall pay:

                1.    investment advisory fees pursuant to this Agreement;

                2. brokers' commissions, issue and transfer taxes or other transaction fees payable in connection with any transactions in the securities in the Series' investment portfolio or other investment transactions incurred in managing the Series' assets, including portions of commissions that may be paid to reflect brokerage research services provided to the Adviser;

                3. fees and expenses of the Company's independent accountants and legal counsel and the independent Directors' legal counsel;

                4. fees and expenses of any administrator, transfer agent, custodian, dividend, accounting, pricing or disbursing agent of the Series;

                5.    interest and taxes;

                6. fees and expenses of any membership in the Investment Company Institute or any similar organization in which the Board deems it advisable for the Company to maintain membership;

                7. insurance premiums on property or personnel (including officers and directors) of the Company which benefit the Series;

                8. all fees and expenses of the Company's directors, who are not "interested persons" (as defined in the 1940 Act) of the Company or the Adviser;

                9. expenses of preparing, printing and distributing proxies, proxy statements, prospectuses and reports to shareholders of the Series, except for those expenses paid by third parties in connection with the distribution of Series shares and all costs and expenses of shareholders' meetings;

                10. all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares of the Series or in cash;

                11. costs and expenses (other than those detailed in paragraph 9 above) of promoting the sale of shares issue by the Series, provided that nothing in this Agreement shall prevent the charging of such costs to third parties involved in the distribution of shares issued by the Series;

                12. fees payable by the Series to the Commission or to any state securities regulator or other regulatory authority for the registration of shares of the Series in any state or territory of the United States or of the District of Columbia;

                13. all costs attributable to investor services, administering shareholder accounts and handling shareholder relations (including, without limitation, telephone and personnel expenses), which costs may also be charged to third parties by the Adviser; and

                14. any other ordinary, routine expenses incurred in the management of the Series' assets, and any nonrecurring or extraordinary expenses, including organizational expenses, litigation affecting the Series and any indemnification by the Company of its officers, directors or agents.

X.      NONEXCLUSIVITY

The services of the Adviser to the Company are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers and directors of the

Adviser may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment companies.

XI.     TERM

This Agreement shall become effective at the close of business on December ---, 2000 and shall remain in force and effect through [date], unless earlier terminated under the provisions of Article XIII.


XII.    RENEWAL

Following the expiration of its initial term, the Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

        1.      a.      by the Board, or

                b. by the vote of a majority of the Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

        2. by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a director of the Company), by votes cast in person at a meeting specifically called for such purpose.

XIII.   TERMINATION

This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party required to be notified. This Agreement shall automatically terminate in the event of its "assignment," as that term is defined in Section 2(a)(4) of the 1940 Act.

XIV.    LIABILITY

The Adviser shall be liable to the Company and shall indemnify the Company for any losses incurred by the Company, whether in the purchase, holding or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of the Adviser or its officers, directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by the Adviser of its duties under this Agreement, in connection with the services rendered by the Adviser hereunder.

XV.     NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered, mailed postage paid, or sent by other delivery service, or by facsimile transmission to each party at such address as each party may designate for the receipt of notice. Until further notice, such addresses shall be:

        IF TO THE COMPANY, THE SERIES OR THE ADVISER:
        Martin T. Conroy
        151 Farmington Avenue, TS31
        Hartford, Connecticut  06156
        Fax number: 860/273-9614

XVI.  QUESTIONS OF INTERPRETATION

This Agreement shall be governed by the laws of the State of Connecticut. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provisions of this Agreement is revised by rule, release or order of the Commission, such provisions shall be deemed to incorporate the effect of such rule, release or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on December --, 2000.

                                               Aetna Life Insurance and Annuity
                                               Company

                                               By:/s/
                                                  -----------------------------
Attest:/s/                                     Name:
       ------------------------                     ---------------------------
                                               Title:
                                                     --------------------------



                                               Portfolio Partners, Inc. on
                                               behalf of its series,
                                               MFS Capital Opportunities
                                               Portfolio (formerly MFS Value
                                               Equity Portfolio)
                                               MFS Emerging Equities Portfolio
                                               MFS Research Growth Portfolio
                                               Scudder International Growth
                                               Portfolio
                                               T. Rowe Price Growth Equity
                                               Portfolio


                                               By:/s/
                                                  -----------------------------
Attest:/s/                                     Name:
       ------------------------                     ---------------------------
                                               Title:
                                                     --------------------------

                                   EXHIBIT 2
                                  FORM OF NEW
                       INVESTMENT SUB-ADVISORY AGREEMENT

                                    BETWEEN
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY
                                      AND
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY


INVESTMENT SUBADVISORY AGREEMENT, made as of the [ ] day of December, 2000 between Aetna Life Insurance and Annuity Company (the "Adviser"), an insurance corporation organized and existing under the laws of the State of Connecticut, and Massachusetts Financial Services Company ("Subadviser"), a business trust organized and existing under the laws of the State of Delaware.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of the [ ] day of December, 2000 ("Advisory Agreement") with Portfolio Partners, Inc. ("Company"), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

WHEREAS, the Company is and will continue to be a series fund having two or more investment portfolios, each with its own assets, investment objectives, policies and restrictions; and

WHEREAS, the Company shareholders are and will be separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the "Policies") under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies; and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

WHEREAS, the Board of Directors and the Adviser desire to retain the Subadviser as subadviser for MFS Emerging Equities Portfolio, MFS Research Growth Portfolio and MFS Value Equity Portfolio, portfolios of the Company (collectively, the "Portfolios"), to furnish certain investment advisory services to the Adviser and the Company and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. APPOINTMENT. Adviser hereby appoints the Subadviser as its investment Subadviser with respect to the Portfolios for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.      DUTIES OF THE SUBADVISER

        A. INVESTMENT SUBADVISORY SERVICES. Subject to the supervision of the Company's Board of Directors ("Board") and the Adviser, the Subadviser shall act as the investment Subadviser and shall supervise and direct the investments of each Portfolio in accordance with its investment objective, policies, and restrictions as provided in the Company's
        Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as the Company may impose by notice in writing to the Subadviser. The Subadviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and individual securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of each Portfolio in a manner consistent with each Portfolio's investment objective, policies, and restrictions, and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended ("Code"). To implement its duties, the Subadviser is hereby authorized to:

                (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets on behalf of each Portfolio; and

                (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Subadviser may select.

        B. SUBADVISER UNDERTAKINGS. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Company's Articles of Incorporation, By-Laws, and current Prospectus and with the written instructions and directions of the Board and the Adviser. The Subadviser hereby agrees to:

                (i) regularly (but no less frequently than quarterly) report to the Board and the Adviser (in such form as the Adviser and Subadviser mutually agree) with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolios and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolios, as may reasonably be requested by the Board or the Adviser and agreed to by the Subadviser, including attendance at Board meetings, as reasonably requested, to present such information and reports to the Board;

                (ii) consult with the Company's pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the 1940 Act and for which market quotations are not readily available;

                (iii)provide any and all information, records and supporting documentation about accounts the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Portfolios which may be reasonably necessary, under applicable laws, to allow the Company or its agent to present historical performance information concerning the Subadviser's similarly managed accounts, for inclusion in the Company's Prospectus and any other reports and materials prepared by the Company or its agent, in accordance with regulatory requirements;

                (iv) establish appropriate personal contacts with the Adviser and the Company's Administrator in order to provide the Adviser and Administrator with information as reasonably requested by the Adviser or Administrator; and

                (v) execute account documentation, agreements, contracts and other documents as the Adviser shall be requested by brokers, dealers, counterparties and other persons to execute in connection with its management of the assets of the Portfolios, provided that the Subadviser receives the express agreement and consent of the Adviser and/or the Board to execute such documentation, agreements, contracts and other documents. In such respect, and only for this limited purpose, the Subadviser shall act as the Adviser and/or the Portfolios' agent and attorney-in-fact.

         C. The Subadviser, at its expense, will furnish: (i) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment required for it to faithfully and fully perform its duties and obligations under this Agreement.

         D. The Subadviser will select brokers and dealers to effect all Portfolio transactions subject to the conditions set forth herein. The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Board and the Adviser and described in the current Prospectus as amended from time to time. In placing orders for the purchase or sale of investments for the Portfolios, in the name of the Portfolios or their nominees, the Subadviser shall use its best efforts to obtain for the Portfolios the most favorable price and best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

         Subject to the appropriate policies and procedures approved by the Adviser and the Board, the Subadviser may, to the extent authorized by
         Section 28(e) of the Securities Exchange Act of 1934, cause the Portfolio to pay a broker or dealer that provides brokerage or research services to the Subadviser, an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall
         responsibilities to the Portfolio or its other advisory clients.   To
         the extent authorized by said Section 28(e) and the Adviser and the Board, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the best execution available, the Subadviser may also consider sales of shares of the Portfolio as a factor in the selection of brokers and dealers.

     E. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, and subject to the Adviser approval of the Subadviser procedures, may, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolios and to its other clients.

     F. With respect to the provision of services by the Subadviser hereunder, the Subadviser will maintain all accounts, books and records with respect to each Portfolio as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules under both statutes.

     G. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Portfolios, and does not have access to all of the Company's books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform compliance testing with respect to the Portfolios based upon information in its possession and upon information and written instructions received from the Adviser or the Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions. The Adviser or Administrator shall promptly provide the Subadviser with copies of the Company's current Prospectus and any written policies or procedures adopted by the Board applicable to the Portfolios and any amendments or revisions thereto.

     H. Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of a Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested. The Adviser shall furnish the Subadviser with any further documents, materials or information that the Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

     I. Subadviser hereby authorizes Adviser to use Subadviser's name and any applicable trademarks in the Company's Prospectus, as well as in any advertisement or sales literature used by the Adviser or its agents to promote the Company and/or to provide information to shareholders of the Portfolios.

     During the term of this Agreement, the Adviser shall furnish to the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Company or the public, which refer to the Subadviser or its clients in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Subadviser reasonably objects within three business days (or such other time as may be mutually agreed) after receipt thereof. The Adviser shall ensure that materials prepared by employees or agents of the Adviser or its affiliates that refer to the Subadviser or its clients in any way are consistent with those materials previously approved by the Subadviser.

3. COMPENSATION OF SUBADVISER. The Adviser will pay the Subadviser, with respect to each Portfolio, the compensation specified in Appendix A to this Agreement. Payments shall be made to the Subadviser on the second day of each month; however, this advisory fee will be calculated based on the daily average value of the aggregate assets of all Portfolios subject to the Subadviser's management and accrued on a daily basis. Compensation for any partial period shall be pro-rated based on the length of the period.

4. LIABILITY OF SUBADVISER. Neither the Subadviser nor any of its directors, officers, employees or agents shall be liable to the Adviser or the Company for any loss or expense suffered by the Adviser or the Company resulting from its acts or omissions as Subadviser to the Portfolios, except for losses or expenses to the Adviser or the Company resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser's duties under this Agreement. Neither the Subadviser nor any of its agents shall be liable to the Adviser or the Company for any loss or expense suffered as a consequence of any action or inaction of other service providers to the Company in failing to observe the instructions of the Adviser, provided such action or inaction of such other service providers to the Company is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Subadviser under this Agreement.

5. NON-EXCLUSIVITY. The services of the Subadviser to the Portfolios and the Company are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies.

6. ADVISER OVERSIGHT AND COOPERATION WITH REGULATORS. The Adviser and Subadviser shall cooperate with each other in providing records, reports and other materials to regulatory and administrative bodies having proper jurisdiction over the Company, the Adviser and the Subadviser, in connection with the services provided pursuant to this Agreement; provided, however, that this agreement to cooperate does not apply to the provision of information, reports and other materials which either the Subadviser or Adviser reasonably believes the regulatory or administrative body does not have the authority to request or which is privileged or confidential information of the Subadviser or Adviser.

7. RECORDS. The records relating to the services provided under this Agreement required to be established and maintained by an investment adviser under applicable law or those required by the Adviser or the Board of Directors for the Subadviser to prepare and provide shall be the property of the Company and shall be under its control; however, the Company shall permit the Subadviser to retain such records (either in original or in duplicate form) as it shall reasonably require. In the event of the termination of this Agreement, such records shall promptly be returned to the Company by the Subadviser free from any claim or retention of rights therein; provided however, that the Subadviser may retain copies thereof. The Subadviser shall keep confidential any nonpublic information concerning the Adviser or any Subadviser's duties hereunder and shall disclose such information only if the Company has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

8. DURATION OF AGREEMENT. This Agreement shall become effective with respect to the Portfolios on the later of the date of its execution or the date of the commencement of operations of the Portfolios. This Agreement will continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board, provided that in such event such continuance shall also be approved by the vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) ("Independent Directors") of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

9. REPRESENTATIONS OF SUBADVISER. The Subadviser represents, warrants, and agrees as follows:

     A. The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
     (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

     B. The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Company with a copy of such code of ethics, together with evidence of its adoption.

     C. The Subadviser has provided the Adviser and the Company with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser.

10. PROVISION OF CERTAIN INFORMATION BY SUBADVISER. The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

     A. the Subadviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

     B. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

     C. a controlling stockholder of the Subadviser or the portfolio manager of a Portfolio changes or there is otherwise an actual change in control or management of the Subadviser.

11. PROVISION OF CERTAIN INFORMATION BY THE ADVISER. The Adviser will promptly notify the Subadviser in writing of the occurrence of any of the following events:

     A. the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

     B. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

     C. a controlling stockholder of the Adviser changes or there is otherwise an actual change in control or management of the Adviser.

12. TERMINATION OF AGREEMENT. Notwithstanding the foregoing, this Agreement may be terminated at any time with respect to a Portfolio, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Portfolio on 60 days' prior written notice to the Subadviser. This Agreement may also be terminated by the Adviser: (i) on at least 120 days' prior written notice to the Subadviser, without the payment of any penalty;
(ii) upon material breach by the Subadviser of any of the representations and warranties, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if the Subadviser becomes unable to discharge its duties and obligations under this Agreement. The Subadviser may terminate this Agreement at any time, without the payment of any penalty, on at least 90 days' prior notice to the Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement between the Company and the Adviser.

13. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of such approval.

14. MISCELLANEOUS.

     A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

     B. CAPTIONS. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties concerning management of the Portfolios and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

     D. INTERPRETATION. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Company.

     E. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms "majority of the outstanding voting securities,"

     "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                 Aetna Life Insurance and Annuity Company

Attest:                          By:   /s/
                                       ----------------------------------

                                       ----------------------------------
                                       (Title)
/s/
- ----------------------------

                                 Massachusetts Financial Services Company

Attest:                          By:   /s/
                                       ----------------------------------

                                       ----------------------------------
                                       (Title)
/s/
- ----------------------------

                                  APPENDIX A

                                 FEE SCHEDULE

MFS Capital Opportunities Portfolio     .40% on the first $300 million of
(formerly MFS Value Equity Portfolio)   aggregate average daily net assets
                                        under management
MFS Emerging Equities Portfolio         .375% on the next $300 million
MFS Research Growth Portfolio           .35% on the next $300 million
                                        .325% on the next $600 million
                                        .25% on assets over $1.5 billion

                                   EXHIBIT 3
                                  FORM OF NEW
                       INVESTMENT SUB-ADVISORY AGREEMENT

                                    BETWEEN
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY
                                      AND
                        SCUDDER KEMPER INVESTMENTS, INC.


INVESTMENT SUBADVISORY AGREEMENT, made as of the [ ] day of December, 2000 between Aetna Life Insurance and Annuity Company (the "Adviser"), an insurance corporation organized and existing under the laws of the State of Connecticut, and Scudder Kemper Investments, Inc. ("Subadviser"), a corporation organized and existing under the laws of Delaware.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of the December [ ], 2000 ("Advisory Agreement") with Portfolio Partners, Inc. ("Company"), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

WHEREAS, the Company is and will continue to be a series fund having two or more investment portfolios, each with its own assets, investment objectives, policies and restrictions; and

WHEREAS, the Company shareholders are and will be separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the "Policies") under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies; and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

WHEREAS, the Board of Directors and the Adviser desire to retain the Subadviser as subadviser for the Scudder International Growth Portfolio (the "Portfolio"), a portfolio of the Company, to furnish certain investment advisory services to the Adviser and the Company and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. APPOINTMENT. Adviser hereby appoints the Subadviser as its investment Subadviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The

Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.   DUTIES OF THE SUBADVISER

     A. INVESTMENT SUBADVISORY SERVICES. Subject to the supervision of the Company's Board of Directors ("Board") and the Adviser, the Subadviser shall act as the investment Subadviser and shall supervise and direct the investments of the Portfolio in accordance with the portfolio's investment objective, policies, and restrictions as provided in the Company's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as the Company may impose by notice in writing to the Subadviser. The Subadviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and individual securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions, and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended ("Code"). To implement its duties, the Subadviser is hereby authorized to:

        (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets on behalf of the Portfolio; and

        (ii) directly or through the trading desks of the Subadviser or its affiliate place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Subadviser may select.

     B. SUBADVISER UNDERTAKINGS. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Company's Articles of Incorporation, By-Laws, and current Prospectus and with the written instructions and directions of the Board and the Adviser. The Subadviser hereby agrees to:

        (i) regularly (but no less frequently than quarterly) report to the Board and the Adviser with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolio, as may reasonably be requested by the Board or the Adviser and agreed to by the Subadviser, including attendance at Board meetings, as reasonably requested, to present such information and reports to the Board;

        (ii) consult with the Company's pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the 1940 Act and for which market quotations are not readily available;

        (iii)provide any and all information, records and supporting documentation about accounts the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Portfolio which may be reasonably necessary, under applicable laws, to allow the Company or its agent to present historical performance information concerning the Subadviser's similarly managed accounts, for inclusion in the Company's Prospectus and any other reports and materials prepared by the Company or its agent, in accordance with regulatory requirements;

        (iv) establish appropriate personal contacts with the Adviser and the Company's Administrator in order to provide the Adviser and Administrator with information as reasonably requested by the Adviser or Administrator; and

        (v) execute account documentation, agreements, contracts and other documents as the Adviser shall be requested by brokers, dealers, counterparties and other persons to execute in connection with its management of the assets of the Portfolio, provided that the Subadviser receives the express agreement and consent of the Adviser and/or the Board to execute such documentation, agreements, contracts and other documents. In such respect, and only for this limited purpose, the Subadviser shall act as the Adviser and/or the Portfolio's agent and attorney-in-fact.

     C. ADVISER AND COMPANY UNDERTAKINGS. To facilitate the Subadviser's fulfillment of its obligations under this Agreement, the Adviser and the Company will undertake the following:

        (i) the Adviser agrees promptly to provide the Subadviser with all amendments or supplements to the Prospectus, the Company's Articles of Incorporation, and By-Laws;

        (ii) the Company and the Adviser each agrees, on an ongoing basis, to notify the Subadviser expressly in writing of each change in the fundamental and nonfundamental investment policies of the Portfolio;

        (iii)the Adviser agrees to provide or cause to be provided to the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with its activities pertaining to the Portfolio under this Agreement, including, without limitation, information concerning the Portfolio, its available funds, or funds that may reasonably become available for investment, and information as to the general condition of the Portfolio's affairs;

        (iv) the Adviser agrees to provide or cause to be provided to the Subadviser on an ongoing basis, such information as is reasonably requested by the Subadviser for performance by the Subadviser of its obligations under this Agreement, and the Subadviser shall not be in breach of any term of this Agreement or be deemed to have acted negligently if the Adviser fails to provide or cause to be provided such requested information and the Subadviser relies on the information most recently furnished to the Subadviser; and

        (v) the Adviser will promptly provide the Subadviser with any guidelines and procedures applicable to the Subadviser or the Portfolio adopted from time to time by the Board and agrees to promptly provide the Subadviser copies of all amendments thereto.

     D. The Subadviser, at its expense, will furnish: (i) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment required for it to faithfully and fully perform its duties and obligations under this Agreement.

     E. The Subadviser will select brokers and dealers to effect all Portfolio transactions subject to the conditions set forth herein. The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Board and the Adviser and described in the current Prospectus as amended from time to time. In placing orders for the purchase or sale of investments for the Portfolio, in the name of the Portfolio or its nominees, the Subadviser shall use its best efforts to obtain for the Portfolio the most favorable price and best execution available, considering all of the circumstances, and shall maintain such records as are required of an investment adviser under applicable law.

     Subject to the appropriate policies and procedures approved by the Adviser and the Board, the Subadviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, cause the Portfolio to pay a broker or dealer that provides brokerage or research services to the Subadviser, an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Portfolio or its other advisory clients. To the extent authorized by said Section 28(e) and the Adviser and the Board, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the best execution available, the Subadviser may also consider sales of shares of the Portfolio as a factor in the selection of brokers and dealers.

     F. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, and subject to the Adviser approval of the Subadviser's procedures, may, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

     G. With respect to the provision of services by the Subadviser hereunder, the Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules under both statutes.

     H. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Portfolio, and does not have access to all of the Company's books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in Section 2A, the Subadviser shall perform compliance testing with respect to the Portfolio based upon information in its possession and upon information and written instructions received from the Adviser or the Administrator.

     I. Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested. The Adviser shall furnish the Subadviser with any further documents, materials or information that the Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

     J. Subadviser hereby authorizes Adviser to use Subadviser's name and any applicable trademarks in the Company's Prospectus, as well as in any advertisement or sales literature used by the Adviser or its agents to promote the Company and/or to provide information to shareholders of the Portfolio. Upon termination of this Agreement, the Adviser and the Company shall immediately cease to use such name and trademarks, except as necessary to comply with disclosure requirements under the federal securities laws.

     During the term of this Agreement, the Adviser shall furnish to the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Company or the public, which refer to the Subadviser or its clients in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Subadviser reasonably objects within five business days (or such other time as may be mutually agreed) after receipt thereof. The

     Adviser shall ensure that materials prepared by employees or agents of the Adviser or its affiliates that refer to the Subadviser or its clients in any way are consistent with those materials previously approved by the Subadviser. Subadviser will provide reasonable marketing support to Adviser in connection with the promotion of the Portfolio.

3. COMPENSATION OF SUBADVISER. The Adviser will pay the Subadviser, with respect to the Portfolio, the compensation specified in Appendix A to this Agreement. Payments shall be made to the Subadviser on the second business day of each month; however, this advisory fee will be calculated based on the daily average value of the Portfolio's assets and accrued on a daily basis. Compensation for any partial period shall be pro-rated based on the length of the period.

4. LIABILITY OF SUBADVISER. Neither the Subadviser nor any of its directors, officers, employees or agents shall be liable to the Adviser or the Company for any loss or expense suffered by the Adviser or the Company resulting from its acts or omissions as Subadviser to the Portfolio, except for losses or expenses to the Adviser or the Company resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser's duties under this Agreement. Neither the Subadviser nor any of its agents shall be liable to the Adviser or the Company for any loss or expense suffered as a consequence of any action or inaction of other service providers to the Company in failing to observe the instructions of the Adviser, provided such action or inaction of such other service providers to the Company is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Subadviser under this Agreement.

5. NON-EXCLUSIVITY. The services of the Subadviser to the Portfolio and the Company are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies. Furthermore, the Company and the Adviser recognize that the Subadviser may give advice, and take action, with respect to its other clients that may differ from the advice given, or the time or nature of action taken, with respect to the Portfolio.

6. ADVISER OVERSIGHT AND COOPERATION WITH REGULATORS. The Subadviser shall cooperate in providing records, reports and other materials relating to the Company that are in its possession, at the request of the Adviser, and in response to inquiries by regulatory and administrative bodies having proper jurisdiction over the Company, in connection with the services provided pursuant to this Agreement; provided, however, that this agreement to cooperate does not apply to the provision of information, reports and other materials which the Subadviser reasonably believes the regulatory or administrative body does not have the authority to request or which is privileged or confidential information of the Subadviser.

7. RECORDS. The records relating to the services provided under this Agreement required to be established and maintained by an investment adviser under applicable law or those required by the Adviser or the Board of Directors for the Subadviser to prepare and provide shall be the property of the Company and shall be under its control; however, the Company shall permit the Subadviser to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Company by the Subadviser free from any claim or retention of rights therein. The Subadviser shall keep confidential any information concerning the Adviser or any Subadviser's duties hereunder and shall disclose such information only if the Company has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

8. DURATION OF AGREEMENT. This Agreement is effective with respect to the Portfolio as of December __, 2000. This Agreement will remain in effect through December __, 2002, unless earlier terminated under the provisions of Section
12. Following the expiration of its initial term, the Agreement shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board, provided that in such event such continuance shall also be approved by the vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval.

9. REPRESENTATIONS OF SUBADVISER. The Subadviser represents, warrants, and agrees as follows:

    A. The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
    (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

    B. The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Company with a copy of such code of ethics, together with evidence of its adoption.

    C. The Subadviser has provided the Adviser and the Company with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser.

10. PROVISION OF CERTAIN INFORMATION BY SUBADVISER. The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

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

    A. the Subadviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

    B. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

    C. a controlling stockholder of the Subadviser or the portfolio manager of the Portfolio changes or there is otherwise an actual change in control or management of the Subadviser.

11. PROVISION OF CERTAIN INFORMATION BY THE ADVISER. The Adviser will promptly notify the Subadviser in writing of the occurrence of any of the following events:

    A. the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

    B. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

    C. a controlling stockholder of the Adviser changes or there is otherwise an actual change in control or management of the Adviser.

12. TERMINATION OF AGREEMENT. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days' prior written notice to the Subadviser. This Agreement may also be terminated by the Adviser: (i) on at least 60 days' prior written notice to the Subadviser, without the payment of any penalty; (ii) upon material breach by the Subadviser of any of the representations and warranties, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if the Subadviser becomes unable to discharge its duties and obligations under this Agreement. The Subadviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days' prior notice to the Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement between the Company and the Adviser.

13. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of such approval.

14. MISCELLANEOUS.

    A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

    B. CAPTIONS. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

    C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties concerning management of the Portfolio and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

    D. INTERPRETATION. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Company.

    E. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

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

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


                                Aetna Life Insurance and Annuity Company



                                 By:
                                     -----------------------------------
Attest:                              Title
                                           -----------------------------


- ----------------------------

Title

                                Scudder Kemper Investments, Inc.



                                 By:
                                     -----------------------------------



Attest:                              Title
                                           -----------------------------


- ----------------------------

Title

                                  APPENDIX A

                                 FEE SCHEDULE



        Scudder International Growth     .75% on the first $20 million of
                                         average daily net assets
                                         .65% on the next $15 million
                                         .50% on the next $65 million
                                         .40% on the next $200 million
                                         .30% on assets over $300 million

                                   EXHIBIT 4
                                  FORM OF NEW
                        INVESTMENT SUBADVISORY AGREEMENT
                                    BETWEEN
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY
                                      AND
                         T. ROWE PRICE ASSOCIATES, INC.


INVESTMENT SUBADVISORY AGREEMENT, made as of the [ ] day of December 2000 between Aetna Life Insurance and Annuity Company (the "Adviser"), an insurance corporation organized and existing under the laws of the State of Connecticut, and T. Rowe Price Associates, Inc. ("Subadviser"), a corporation organized and existing under the laws of the State of Maryland.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of the December [ ], 2000 ("Advisory Agreement") with Portfolio Partners, Inc. ("Company"), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

WHEREAS, the Company is and will continue to be a series fund having two or more investment portfolios, each with its own assets, investment objectives, policies and restrictions; and

WHEREAS, the Company shareholders are and will be separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the "Policies") under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies; and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

WHEREAS, the Board of Directors and the Adviser desire to retain the Subadviser as subadviser for the T. Rowe Price Growth Equity Portfolio (the "Portfolio"), a portfolio of the Company, to furnish certain investment advisory services to the Adviser and the Company and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. APPOINTMENT. Adviser hereby appoints the Subadviser as its investment Subadviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.  DUTIES OF THE SUBADVISER

    A. INVESTMENT SUBADVISORY SERVICES. Subject to the supervision of the Company's Board of Directors ("Board") and the Adviser, the Subadviser shall act as the investment Subadviser and shall supervise and direct the investments of the Portfolio in accordance with the portfolio's investment objective, policies, and restrictions as provided in the Company's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as the Company may impose by notice in writing to the Subadviser. The Subadviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and individual securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions, and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended ("Code"). To implement its duties, the Subadviser is hereby authorized to:

        (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets on behalf of the Portfolio; and

        (ii) directly or through the trading desks of T. Rowe Price Associates, Inc. place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Subadviser may select.

    B. SUBADVISER UNDERTAKINGS. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Company's Articles of Incorporation, By-Laws, and current Prospectus and with the written instructions and directions of the Board and the Adviser. The Subadviser hereby agrees to:

        (i) regularly (but no less frequently than quarterly) report to the Board and the Adviser with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolio, as may reasonably be requested by the Board or the Adviser and agreed to by the Subadviser, including attendance at Board meetings, as reasonably requested, to present such information and reports to the Board;

       (ii) consult with the Company's pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the 1940 Act and for which market quotations are not readily available;

        (iii)establish appropriate personal contacts with the Adviser and the Company's Administrator in order to provide the Adviser and Administrator with information as reasonably requested by the Adviser or Administrator; and

        (iv) execute account documentation, agreements, contracts and other documents as the Adviser shall be requested by brokers, dealers, counterparties and other persons to execute in connection with its management of the assets of the Portfolio, provided that the Subadviser receives the express agreement and consent of the Adviser and/or the Board to execute such documentation, agreements, contracts and other documents. In such respect, and only for this limited purpose, the Subadviser shall act as the Adviser and/or the Portfolio's agent and attorney-in-fact.

    C. The Subadviser, at its expense, will furnish: (i) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment required for it to faithfully and fully perform its duties and obligations under this Agreement.

    D. The Subadviser will select brokers and dealers to effect all Portfolio transactions subject to the conditions set forth herein. The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Board and the Adviser and described in the current Prospectus as amended from time to time. In placing orders for the purchase or sale of investments for the Portfolio, in the name of the Portfolio or its nominees, the Subadviser shall use its best efforts to obtain for the Portfolio the best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

    Subject to the appropriate policies and procedures approved by the Adviser and the Board, the Subadviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, cause the Portfolio to pay a broker or dealer that provides brokerage or research services to the Subadviser, an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Portfolio or its other advisory clients. To the extent authorized by said Section 28(e) and the Adviser and the Board, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the best execution available, the Subadviser may also consider sales of shares of the Portfolio as a factor in the selection of brokers and dealers.

    E. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, and subject to the Adviser's initial approval of the Subadviser's procedures, may, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

    F. With respect to the provision of services by the Subadviser hereunder, the Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules under both statutes.

    G. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Portfolio, and does not have access to all of the Company's books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in Section 2A, the Subadviser shall perform compliance testing with respect to the Portfolio based upon information in its possession and upon information and written instructions received from the Adviser or the Administrator. The Adviser or Administrator shall promptly provide the Subadviser with copies of the Company's current Prospectus, Articles of Incorporation and By-Laws and any written policies or procedures adopted by the Board applicable to the Portfolio and any amendments or revisions thereto.

    H. Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested. The Adviser shall furnish the Subadviser with any further documents, materials or information that the Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

    I. Subadviser hereby authorizes Adviser to use Subadviser's name and any applicable trademarks in the Company's Prospectus, as well as in any advertisement or sales literature used by the Adviser or its agents to promote the Company and/or to provide information to shareholders of the Portfolio in accordance with the terms of the License Agreement entered into between the parties hereto dated October 28, 1997.Subadviser will provide reasonable marketing support to Adviser in connection with the promotion of the Portfolio.

3. COMPENSATION OF SUBADVISER. The Adviser will pay the Subadviser, with respect to the Portfolio, the compensation specified in Appendix A to this Agreement. Payments shall be made to the Subadviser on the second day of each month; however, this advisory fee will be calculated based on the daily average value of the Portfolio's assets and accrued on a daily basis. Compensation for any partial period shall be pro-rated based on the length of the period.

4. LIABILITY OF SUBADVISER. Neither the Subadviser nor any of its directors, officers, employees or agents shall be liable to the Adviser, the Company, or the Company's shareholders for any loss or expense suffered by the Adviser, the Company, or the Company's shareholders resulting from its acts or omissions as Subadviser to the Portfolio, except for losses or expenses to the Adviser, the Company, or the Company's shareholders resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser's duties under this Agreement. Neither the Subadviser nor any of its agents shall be liable to the Adviser, the Company, or the Company's shareholders for any loss or expense suffered as a consequence of any action or inaction of other service providers to the Company in failing to observe the instructions of the Adviser, provided such action or inaction of such other service providers to the Company is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Subadviser under this Agreement.

5. NON-EXCLUSIVITY. The services of the Subadviser to the Portfolio and the Company are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies.

6. ADVISER OVERSIGHT AND COOPERATION WITH REGULATORS. The Subadviser shall cooperate in providing records, reports and other materials relating to the Company that are in its possession, at the request of the Adviser, and in response to inquiries by regulatory and administrative bodies having proper jurisdiction over the Company, in connection with the services provided pursuant to this Agreement; provided, however, that this agreement to cooperate does not apply to the provision of information, reports and other materials which the Subadviser reasonably believes the regulatory or administrative body does not have the authority to request or which is privileged or confidential information of the Subadviser.

7. RECORDS. The records relating to the services provided under this Agreement required to be established and maintained by an investment adviser under applicable law or those required by the Adviser or the Board of Directors for the Subadviser to prepare and provide shall be the property of the Company and shall be under its control; however, the Company shall permit the Subadviser to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Company by the Subadviser free from any claim or retention of rights therein. The Subadviser shall keep confidential any information concerning the Adviser or any Subadviser's duties hereunder and shall disclose such information only if the Company has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

8. DURATION OF AGREEMENT. This Agreement shall become effective with respect to the Portfolio on the later of the date of its execution or the date of the commencement of operations of the Portfolio. This Agreement will continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board, provided that in such event such continuance shall also be approved by the vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval.

9. REPRESENTATIONS OF SUBADVISER. The Subadviser represents, warrants, and agrees as follows:

    A. The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
    (iii) has met, and will use its best efforts to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and
    (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

    B. The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Company with a copy of such code of ethics, together with evidence of its adoption.

    C. The Subadviser has provided the Adviser and the Company with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser.

10. PROVISION OF CERTAIN INFORMATION BY SUBADVISER. The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

    A. the Subadviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

    B. the Subadviser or the Company is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

    C. a controlling stockholder of the Subadviser or the portfolio manager of the Portfolio changes or there is otherwise an actual change in control or management of the Subadviser.

11. PROVISION OF CERTAIN INFORMATION BY THE ADVISER. The Adviser will promptly notify the Subadviser in writing of the occurrence of any of the following events:

    A. the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

    B. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

    C. a controlling stockholder of the Adviser changes or there is otherwise an actual change in control or management of the Adviser.

12. TERMINATION OF AGREEMENT. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days' prior written notice to the Subadviser. This Agreement may also be terminated by the Adviser: (i) on at least 120 days' prior written notice to the Subadviser, without the payment of any penalty; (ii) upon material breach by the Subadviser of any of the representations and warranties, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if the Subadviser becomes unable to discharge its duties and obligations under this Agreement. The Subadviser may terminate this Agreement at any time, without the payment of any penalty, on at least 90 days' prior notice to the Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement between the Company and the Adviser.

13. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of such approval.

14. MISCELLANEOUS.

    A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

    B. CAPTIONS. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

    C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties concerning management of the Portfolio and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

    D. INTERPRETATION. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Company.

    E. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.



                                       Aetna Life Insurance and Annuity Company



                                       By:  /s/
                                           ------------------------------------
Attest:
                                               Title

 /s/
- ---------------------------------

    Title

                                       T. Rowe Price Associates, Inc.



                                       By:  /s/
                                           ------------------------------------
Attest:
                                               Title

 /s/
- ---------------------------------

    Title

                                  APPENDIX A

                                 FEE SCHEDULE





T. Rowe Price Growth Equity    .40% on the first $500 million of average daily
                               net assets
                               .375% on assets over $500 million

                                                                    APPENDIX 1

PORTFOLIO                             TOTAL SHARES OUTSTANDING
- ---------                             ------------------------
                                        AS OF RECORD DATE
                                        -----------------

MFS CAPITAL OPPORTUNITIES                  9,002,544.090

MFS EMERGING EQUITIES                      19,365,841.573

MFS RESEARCH GROWTH                        39,796,044.557

SCUDDER INTERNATIONAL GROWTH               31,301,180.221

T. ROWE PRICE GROWTH EQUITY                11,208,829.711

                                                                    APPENDIX 2

        BENEFICIAL OWNERS OF MORE THAN 5% OF ANY PORTFOLIO OF THE FUND

Shares of the Portfolios are owned by insurance companies as depositors of separate accounts, which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance contracts ("VLI Contracts"). Aetna and its subsidiary, Aetna Insurance Company of America, Inc. may be deemed to be control persons of the Fund in that certain of their separate accounts hold 100% of the shares of each Portfolio of the Fund.

As of September 8, 2000, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:





                                                                AMOUNT AND NATURE OF                   PERCENT
                                                                --------------------                   -------
PORTFOLIO NAME     NAME AND ADDRESS OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP**
- --------------     ------------------------------------         ----------------------

MFS CAPITAL        --Aetna Life Insurance & Annuity Company     Variable Annuity Account B
OPPORTUNITIES      (ALIAC), c/o Aetna Financial Services,                  1,572,814.101                17.47%
PORTFOLIO          Treasury Services, 151 Farmington Avenue,    Variable Annuity Account C
                   Hartford, Connecticut 06156                             6,035,057.423                67.04%
                                                                Variable Annuity Addcount D
                                                                             981,656.574                10.90%
                                                                ---------------------------             ------
                                                                ---------------------------             ------
                                                                TOTAL      8,671,340.435*               96.32%*

MFS EMERGING       --Aetna Life Insurance & Annuity Company     Variable Annuity Account B
EQUITIES           (ALIAC), c/o Aetna Financial Services,                  2,356,341.439                12.17%
PORTFOLIO          Treasury Services, 151 Farmington Avenue,    Variable Annuity Account C
                   Hartford, Connecticut 06156                             7,387,731.485                38.15%
                                                                Variable Annuity Account D
                                                                           8,600,016.276                44.41%
                                                                --------------------------              ------
                                                                --------------------------              ------
                                                                TOTAL     18,772,274.176*                96.94%*

MFS RESEARCH       --Aetna Life Insurance & Annuity Company     Variable Annuity Account B
GROWTH PORTFOLIO   (ALIAC), c/o Aetna Financial Plan Services,             7,411,973.828                18.62%
                   Treasury Services, 151 Farmington Avenue,    Variable Annuity Account C
                   Hartford, Connecticut 06156                            17,750,045.349                44.60%
                                                                Variable Annuity Account D
                                                                          11,950,833.357                30.03%
                                                                --------------------------              ------
                                                                --------------------------              ------
                                                                TOTAL     38,283,014.750*               96.19%*

SCUDDER            --Aetna Life Insurance & Annuity Company     Variable Annuity Account B
INTERNATIONAL      (ALIAC), c/o Aetna Financial Services,                  1,961,604.366                 6.27%
GROWTH PORTFOLIO   Treasury Services, 151 Farmington Avenue,    Variable Annuity Account C
                   Hartford, Connecticut 06156                            12,409,138.667                39.64%
                                                                Variable Annuity Account D
                                                                          15,761,283.033                50.35%
                                                                --------------------------              ------
                                                                --------------------------              ------
                                                                TOTAL     31,201,300.854*               99.68%*

T. ROWE PRICE      --Aetna Life Insurance & Annuity Company     Variable Annuity Account B
GROWTH EQUITY      (ALIAC), c/o Aetna Financial Services,                  1,904,377.483                16.99%
PORTFOLIO          Treasury Services, 151 Farmington Avenue,    Variable Annuity Account C
                   Hartford, Connecticut 06156                             3,887,213.726                34.68%
                                                                Variable Annuity Account D
                                                                           4,798,056.703                42.81%
                                                                --------------------------              ------
                                                                --------------------------              ------
                                                                TOTAL     10,635,940.100*               94.89%

*Includes holdings of other separate accounts that own less than 5% of outstanding shares.

**Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain  purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

                                       76




                                                                AMOUNT AND NATURE OF                   PERCENT
                                                                --------------------                   -------
PORTFOLIO NAME     NAME AND ADDRESS OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP**
- --------------     ------------------------------------         ----------------------

T. ROWE PRICE      --Aetna Insurance Company of America         Variable Annuity Account I
GROWTH EQUITY      (AICA), c/o Aetna Financial Services,                     572,889.611                 5.11%
PORTFOLIO          Treasury Services, 151 Farmington Avenue,
                   Hartford, Connecticut 06156                  --------------------------              ------
                                                                --------------------------              ------
                                                                TOTAL        572,889.611                 5.11%

**Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain  purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

The Fund has no knowledge of any other owners of record of 5% or more of the outstanding shares of a Portfolio.

Aetna Life Insurance & Annuity Company is an indirect  wholly-owned  subsidiary of Aetna Retirement Services,  Inc., which is in turn an indirect wholly owned subsidiary of Aetna Inc. Aetna's principal office and offices of its affiliated companies  referred to herein are located at 151 Farmington  Avenue,  Hartford, Connecticut 06156.


                                                                    APPENDIX 3

                      DIRECTOR AND OFFICER SHAREHOLDINGS

The Directors and Officers of the Fund as a group owned less than 1% of the outstanding shares of any Portfolio of the Fund as of September 8, 2000.

                                                                    APPENDIX 4
                EXECUTIVE OFFICERS OF PORTFOLIO PARTNERS, INC.



                                                 PRINCIPAL OCCUPATION(S) DURING
                                                 ------------------------------
                                                 PAST FIVE YEARS (AND POSITIONS
                                                 ------------------------------
                                                 HELD WITH AFFILIATED PERSONS
                                                 ----------------------------
NAME, ADDRESS AND     POSITION(S) HELD WITH      OR PRINCIPAL UNDERWRITER OF
- -----------------     ---------------------      ---------------------------
BIRTH DATE            FUND                       THE FUND)
- ----------            ----                       ---------

Laurie M.             Director and President     Vice President, Aetna Life
Tillinghast, CFP*                                Insurance and Annuity Company,
151 Farmington                                   January 1998 to present; Vice
Avenue                                           President, Aetna Retirement
Hartford,                                        Services, Fund Strategy and
Connecticut                                      Management, December 1995 to
05/12/52                                         January 1998; Vice President,
                                                 Connecticut Mutual Financial
                                                 Services, Investment Products,
                                                 July 1994 to December 1995.

Martin T. Conroy*     Director, Vice President,  Assistant Treasurer, Aetna
151 Farmington        Chief Financial Officer    Retirement Holdings, Inc.,
Avenue                and Treasurer              September 1997 to present;
Hartford,                                        Assistant Treasurer, Aetna
Connecticut                                      Life Insurance and Annuity
01/11/40                                         Company, October 1991 to
                                                 present.

Jeffrey J. Gaboury    Assistant Treasurer        Director, Reporting and
200 Clarendon                                    Compliance, Investors Bank &
Street                                           Trust Company, 1996 - present;
Boston,                                          Compliance Manager, Scudder
Massachusetts                                    Kemper Investments, Inc.,
10/23/68                                         1995 - 1996.

Susan C. Mosher       Secretary                  Director and Senior Counsel,
200 Clarendon                                    Mutual Fund Administration -
Street                                           Legal Administration,
Boston,                                          Investors Bank & Trust
Massachusetts                                    Company, 1995 - present;
01/29/55                                         Associate Counsel, 440
                                                 Financial Group of Worcester,
                                                 Inc., 1993 - 1995.

J. Neil McMurdie      Assistant Secretary        Counsel, Aetna Life Insurance
151 Farmington                                   and Annuity Company, 1998 -
Avenue                                           present; Associate Counsel and
Hartford,                                        Assistant Vice President, GE
Connecticut                                      Financial Assurance and
10/29/57                                         subsidiaries, 1993 - 1998.

Arlyn E. Whitelaw     Assistant Secretary        Associate Counsel, Mutual Fund
200 Clarendon                                    Administration - Legal
Street                                           Administration, Investors Bank
Boston,                                          & Trust Company - 2000;
Massachusetts                                    Associate Legal Product
12/23/62                                         Specialist and Client Support
                                                 Administrator, Putnam
                                                 Investments, 1997-2000;
                                                 Attorney, Volunteer Lawyers
                                                 Project, 1996-1997; Document
                                                 Analyst, Tech Law, Inc.,
                                                 1995-1996.

* Interested person as defined by the Investment Company Act of 1940.

                                                                    APPENDIX 5

                         INVESTMENT ADVISORY FEE RATES

     Investment Advisory fees under the New Advisory Agreement will be the same as those under the Current Advisory Agreement. The tables below show the current fees of each of the Portfolios pertaining to the discussion of Proposal
1. For the services rendered, the facilities furnished and the expenses assumed by the Adviser, the Fund, on behalf of the Portfolios, shall pay to the Adviser an annual fee, payable monthly, based upon the average daily net assets of each Portfolio according to the following schedule:

FEE RATES UNDER THE CURRENT AGREEMENT AND THE PROPOSED NEW AGREEMENT
- --------------------------------------------------------------------


                PORTFOLIO               FEE
                ---------               ---

        MFS Capital               0.65% of average daily net assets
        Opportunities Portfolio
        (formerly MFS Value
        Equity Portfolio)

        MFS Emerging Equities     0.70% of the first $500 million of average
        Portfolio                 daily net assets;
                                  0.65% on assets over $500 million

        MFS Research Growth       0.70% on the first $500 million of average
        Portfolio                 daily net assets;
                                  0.65% on assets over $500 million

        Scudder International     0.80% of average daily net assets
        Growth Portfolio



        T. Rowe Price Growth      0.60% of average daily net assets
        Equity Portfolio

                               PORTFOLIO EXPENSES

     Portfolio Expenses under the New Advisory Agreement will be the same as those under the Current Advisory Agreement. The tables below show the current and proposed expenses of each of the Portfolios assuming the approval of Proposal 1. The information in the fees tables below is based an the performance results for the fiscal year ended December 31, 1999, and on the level of net assets in each Portfolio at the end of that year. The fee tables do not reflect separate account expenses, including sales loads. The management fee for each Portfolio is computed as a percentage of the average daily net assets of that Portfolio on an annualized basis.

PORTFOLIO EXPENSES UNDER THE CURRENT ADVISORY AGREEMENT AND THE NEW ADVISORY
- ----------------------------------------------------------------------------
AGREEMENT
- ---------

MFS CAPITAL OPPORTUNITIES PORTFOLIO
ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund assets)
Management Fees                                 0.65%
Other Expenses                                  0.25%
                                                -----
Total Annual Portfolio Operating Expenses       0.90%

MFS EMERGING EQUITIES PORTFOLIO
ANNUAL FUND OPERATING EXPENSES
(Expenses  that are deducted from Fund assets)
Management Fees                                 0.67%
Other Expenses                                  0.13%
                                                -----
Total Annual Portfolio Operating Expenses       0.80%

MFS RESEARCH GROWTH PORTFOLIO
ANNUAL FUND OPERATING EXPENSES
(Expenses  that are deducted from Fund assets)
Management Fees                                 0.70%
Other Expenses                                  0.15%
                                                -----
Total Annual Portfolio Operating Expenses       0.85%


SCUDDER INTERNATIONAL GROWTH PORTFOLIO
ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund assets)
Management Fees                                 0.80%
Other Expenses                                  0.20%
                                                -----
Total Annual Portfolio Operating Expenses       1.00%

T. ROWE PRICE GROWTH EQUITY PORTFOLIO
ANNUAL FUND OPERATING EXPENSES
(Expenses  that are deducted from Fund assets)
Management Fees                                 0.60%
Other Expenses                                  0.15%
                                                -----
Total Annual Portfolio Operating Expenses       0.75%

EXAMPLE

The Examples below assume that you invest $10,000 in the respective Portfolio for the time periods indicated, and then redeem all of your shares at the end of those periods. The examples also assume your investment has a 5% return each year and that the respective Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLES UNDER THE CURRENT ADVISORY AGREEMENT AND THE NEW ADVISORY AGREEMENT
- ----------------------------------------------------------------------------

MFS CAPITAL OPPORTUNITIES PORTFOLIO
                   1 year                   $92
                   3 years                  $287
                   5 years                  $498
                   10 years                 $1,108

MFS EMERGING EQUITIES PORTFOLIO
                   1 year                   $82
                   3 years                  $255
                   5 years                  $444
                   10 years                 $990

MFS RESEARCH GROWTH PORTFOLIO
                   1 year                   $87
                   3 years                  $271
                   5 years                  $471
                   10 years                 $1,049

SCUDDER INTERNATIONAL GROWTH PORTFOLIO
                   1 year                   $102
                   3 years                  $318
                   5 years                  $552
                   10 years                 $1,225

T. ROWE PRICE GROWTH EQUITY PORTFOLIO
                   1 year                   $77
                   3 years                  $240
                   5 years                  $417
                   10 years                 $930

                                                                    APPENDIX 6

                           FUND EXPENSE LIMITATIONS

     Aetna has voluntarily agreed to reimburse the Portfolios for expenses and/or waive its fees, so that, through at least April 30, 2001, the aggregate of each Portfolio's administrative and advisory service fees or expenses will not exceed the combined investment advisory and administrative service fee rates shown below.


        FUND NAME                               EXPENSE LIMITATION
        ---------                               ------------------

MFS Capital Opportunities Portfolio                    0.90%

MFS Emerging Equities Portfolio                        0.80%

MFS Research Growth Portfolio                          0.85%

Scudder International Growth Portfolio                 1.00%

T. Rowe Price Growth Equity Portfolio                  0.75%

                                                                    APPENDIX 7

                         ADDITIONAL INFORMATION ABOUT
                   AETNA LIFE INSURANCE AND ANNUITY COMPANY



Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc.; Aetna Retirement Holdings, Inc. is a wholly owned subsidiary of Aetna Retirement Services, Inc.; Aetna Retirement Services, Inc. is a wholly owned subsidiary of Aetna Services, Inc.; and Aetna Services, Inc. is a wholly owned subsidiary of Aetna Inc. Aetna Life Insurance and Annuity Company and all other entities listed above are located 151 Farmington Ave., Hartford, CT.

In addition, Aeltus Investment Management, Inc., a wholly-owned subsidiary of Aetna Investment Adviser Holding Company, and Aetna Investment Adviser Holding Company, Inc., a wholly-owned subsidiary of Aetna Life Insurance Annuity Company are located at 10 State House Square, Hartford, CT 06103-3602 and 151 Farmington Ave., Hartford, CT, respectively.



              DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF ALIAC


NAME,         POSITIONS AND OFFICES WITH       OTHER PRINCIPAL POSITION(S) HELD
ADDRESSES*    INVESTMENT ADVISER               SINCE DECEMBER 31, 1998

Thomas J.     Director and President           Director and President (since
McInerney                                      September 2000) - Aetna Life
                                               Insurance and Annuity Company;
                                               Aetna Retirement Holdings, Inc.,
                                               Aetna Investment Adviser Holding
                                               Company, Inc., Aetna Retail
                                               Holding Company, Inc., Aetna
                                               Services Holding Company, Inc.;
                                               Aetna Retirement Services, Inc.;
                                               Director and President (since
                                               September 1997) - Aetna
                                               Insurance Company of America;
                                               Executive Vice President (since
                                               August 1997) - Aetna Inc.;
                                               Director and President (October
                                               1998 - May 2000) - Aetna
                                               Investment Adviser Holding
                                               Company, Inc., Aetna Retail
                                               Holding Company, Inc., Aetna
                                               Services Holding Company, Inc.;
                                               Director (February 1998 - May
                                               2000) and President (April 1998
                                               - May 2000) - Aetna Retirement
                                               Services, Inc.; Director (August
                                               1997 - May 2000) and President
                                               (September 1997 - May 2000) -
                                               Aetna Life Insurance and Annuity
                                               Company; Director and President
                                               (September 1997 - May 2000) -
                                               Aetna Retirement Holdings, Inc.

Allan Baker   Director and Senior Vice         Director (since May 2000) and
              President                        Senior Vice President (since
                                               April 1999) - Aetna Life
                                               Insurance and Annuity Company;
                                               Director, President and Chief
                                               Operating Officer (since May
                                               2000) - Aetna Financial
                                               Services, Inc.; Senior Vice
                                               President (since May 2000) -
                                               Aetna Investment Adviser Holding
                                               Company, Inc., Aetna Retail
                                               Holding Company, Inc., Aetna
                                               Services Holding Company, Inc.,
                                               Aetna Retirement Services, Inc.
                                               (since April 1999); Vice
                                               President (January 1998 - April
                                               1999) - Aetna Life Insurance and
                                               Annuity Company

Catherine H.  Director, Senior Vice President  Director (since February 2000) -
Smith         and Chief Financial Officer      Aetna Trust Company, FSB;
                                               Director (since October 1998) -
                                               Aetna Investment Adviser Holding
                                               Company, Inc.; Aetna Services
                                               Holding Company, Inc.; Director
                                               (since October 1998) - Aetna
                                               Retail Holding Company, Inc.;
                                               Director (since March 1998) -
                                               Aetna Retirement Holdings, Inc.;
                                               Director (since March 1998) _
                                               Aetna Insurance Company of
                                               America; Director and Senior
                                               Vice President, Business
                                               Strategy and Finance and Chief
                                               Financial Officer (since March
                                               1998) - Aetna Life Insurance and
                                               Annuity Company; Director and
                                               Senior Vice President (since
                                               March 1999), Chief Financial
                                               Officer (since February 1998) -
                                               Aetna Retirement Services, Inc.;
                                               Senior Vice President (October
                                               1998 - May 2000) - Aetna
                                               Investment Adviser Holding
                                               Company, Inc., Aetna Retail
                                               Holding Company, Inc., Aetna
                                               Retirement Holdings, Inc.
                                               (February 1998 - May 2000); Vice
                                               President, Strategy, Finance and
                                               Administration, Financial
                                               Relations (September 1996 -
                                               February 1998) - Aetna Inc.

Brian Murphy  Vice President and Chief         Vice President and Chief
              Compliance Officer               Compliance Officer (since May
                                               2000) - Aetna Life Insurance and
                                               Annuity Company; Chief
                                               Compliance Officer (since June
                                               2000) - Systematized Benefits
                                               Administrators, Inc.

Deborah       Vice President, Corporate        Vice President, Treasurer and
Koltenuk      Controller and Assistant         Chief Financial Officer (since
              Treasurer                        May 2000) - Aetna Investment
                                               Services, Inc.; Treasurer (since
                                               June 2000) - Systematized
                                               Benefits Administrators, Inc.;
                                               Vice President, Corporate
                                               Controller and Assistant
                                               Treasurer (since July 1999) -
                                               Aetna Retirement Services, Inc.;
                                               Vice President, Corporate
                                               Controller and Assistant
                                               Treasurer (since June 1999) -
                                               Aetna Investment Adviser Holding
                                               Company, Inc., Aetna Retail
                                               Holding Company, Inc., Aetna
                                               Services Holding Company, Inc.,
                                               Aetna Life Insurance and Annuity
                                               Company, Aetna Insurance Company
                                               of America, Aetna Retirement
                                               Holdings, Inc.; Vice President,
                                               Corporate Controller and
                                               Assistant Treasurer (April 1999
                                               - July 1999) - Aetna Retirement
                                               Services, Inc.; Vice President,
                                               Treasurer and Corporate
                                               Controller (October 1998 - June
                                               1999) - Aetna Investment Adviser
                                               Holding Company, Inc., Aetna
                                               Retail Holding Company, Inc.,
                                               Aetna Services Holding Company,
                                               Inc.; Vice President and
                                               Controller (April 1997 - April
                                               1999) - Aetna Retirement
                                               Services, Inc.; Vice President,
                                               Treasurer and Corporate
                                               Controller (April 1997 - June
                                               1999) - Aetna Insurance Company
                                               of America; Vice President,
                                               Treasurer and Corporate
                                               Controller (July 1996 - June
                                               1999) - Aetna Life Insurance and
                                               Annuity Company; Vice President,
                                               Treasurer and Corporate
                                               Controller (September 1996 -
                                               June 1999) - Aetna Retirement
                                               Holdings, Inc.

Kirk Wickman  Senior Vice President, General   Senior Vice President, General
              Counsel and Corporate Secretary  Counsel and Corporate Secretary
                                               (since June 2000) - Aetna Life
                                               Insurance and Annuity Company;
                                               Senior Vice President and
                                               General Counsel (since June
                                               2000); Aetna Retirement
                                               Holdings, Inc., Aetna Services
                                               Holding Company, Inc., Aetna
                                               Retail holding Company, Inc.;
                                               Senior Vice President, General
                                               Counsel and Corporate Secretary
                                               (June 1999 - May 2000) - Aetna
                                               Investment Adviser Holding
                                               Company, Inc., Aetna Retail
                                               Holding Company, Inc., Aetna
                                               Services Holding Company, Inc.;
                                               Senior Vice President, General
                                               Counsel and Corporate Secretary
                                               (since April 1999) - Aetna
                                               Retirement Services, Inc.; Vice
                                               President, General Counsel and
                                               Corporate Secretary (October
                                               1998 - June 1999) - Aetna
                                               Investment Adviser Holding
                                               Company, Inc., Aetna Retail
                                               Holding Company, Inc., Aetna
                                               Services Holding Company, Inc.;
                                               Vice President, General Counsel
                                               and Corporate Secretary
                                               (December 1996 - June 1999) -
                                               Aetna Retirement Holdings, Inc.;
                                               Senior Vice President (March
                                               1999 - May 2000), General
                                               Counsel and Corporate Secretary
                                               (November 1996 - May 2000), Vice
                                               President (November 1996 - March
                                               1999) - Aetna Life Insurance and
                                               Annuity Company.

*The principal business address of each person named is 151 Farmington Avenue, Hartford, Connecticut 06156.


COMMON OFFICERS AND DIRECTORS OF PORTFOLIO PARTNERS, INC. AND ALIAC

NAME AND PRINCIPAL      POSITIONS AND OFFICES WITH   POSITIONS AND OFFICES WITH
BUSINESS ADDRESS*       ALIAC                        PORTFOLIO PARTNERS, INC.

Laurie M. Tillinghast   Vice President               Director and President
c/o 151 Farmington
Avenue, Hartford,
Connecticut   06156

Martin T. Conroy        Treasurer                    Director, Vice President,
c/o 151 Farmington                                   Chief Financial Officer
Avenue, Hartford,                                    and Assistant Treasurer
Connecticut   06156

J. Neil McMurdie        Counsel                      Assistant Secretary
c/o 151 Farmington
Avenue, Hartford,
Connecticut   06156

                                                                    APPENDIX 8





 DIRECTORS AND EXECUTIVE OFFICERS OF MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")

- ----------------------------------------------------------------------------------------------------------
NAME*                   POSITIONS AND OFFICES WITH MFS          OTHER PRINCIPAL POSITION(S) HELD
- ----                    ------------------------------          --------------------------------
- ----------------------------------------------------------------------------------------------------------
Jeffrey L. Shames       Chairman and Chief Executive Officer    Mr. Shames also serves as an officer,
                                                                Director or Trustee of investment
                                                                company clients and various subsidiaries
                                                                of MFS

- ----------------------------------------------------------------------------------------------------------
Arnold D. Scott         Director and Senior Executive Vice      Mr. Scott also serves as an officer,
                        President                               Director or Trustee of investment company
                                                                clients and various subsidiaries of MFS

- ----------------------------------------------------------------------------------------------------------
John W. Ballen          Director, President and Chief
                        Investment Officer

- ----------------------------------------------------------------------------------------------------------
Kevin R. Parke          Director, Executive Vice President
                        and Chief Equity Officer

- ----------------------------------------------------------------------------------------------------------
Thomas J. Cashman, Jr.  Director and Executive Vice President

- ----------------------------------------------------------------------------------------------------------
Joseph W. Dello Russo   Director, Executive Vice President,
                        Chief Financial Officer and Chief
                        Administrative Officer

- ----------------------------------------------------------------------------------------------------------
James Prieur            Director                                President, Sun Life Financial Services,
                                                                150 King Street West, Toronto, Ontario,
                                                                Canada

- ----------------------------------------------------------------------------------------------------------
William W. Scott, Jr.   Director and Executive Vice President

- ----------------------------------------------------------------------------------------------------------
Donald A. Stewart       Director                                Chairman and Chief Executive Officer, Sun
                                                                Life Assurance Company of Canada, 150
                                                                King Street West, Toronto, Ontario, Canada

- ----------------------------------------------------------------------------------------------------------
William W. Stinson      Director                                Chairman of Executive Committee, United
                                                                Dominion Industries Limited, 301 South
                                                                College Street, Charlotte, NC

- ----------------------------------------------------------------------------------------------------------
Stephen E. Cavan        Senior Vice President, General Counsel
                        and Secretary

*Unless otherwise indicated, the principal business address of each person named is 500 Boylston Street,
Boston, MA 02116.


INFORMATION REGARDING OTHER MFS ADVISED FUNDS WITH A SIMILAR OBJECTIVE.



MFS CAPITAL OPPORTUNITIES PORTFOLIO
- -----------------------------------
- ------------------------------------------------------------------------------------------------------------
                                                           ADVISORY FEE
                              NET ASSETS                AS A PERCENTAGE OF
FUND                    AS OF AUGUST 31, 2000        AVERAGE DAILY NET ASSETS           EXPENSE LIMITATION
- ------------------------------------------------------------------------------------------------------------
MFS/Fortis Financial                            0.500% of first $200 million
Capital Opportunities                           0.450% from $200 to $500 million                None
Portfolio                   $13.7 Million       0.400% over $500 million

- ------------------------------------------------------------------------------------------------------------
MFS Capital                                     0.75% of first $1.5 billion
Opportunities Fund                              0.65% from $1.5 to $3 billion                   None
                            $6.5 Billion        0.625% from $3 to $5 billion
                                                0.600 over $5 billion

- ------------------------------------------------------------------------------------------------------------
MFS Capital                                     0.75%                                       0.15% with
Opportunities Series        $135.6 Million                                              reimbursement until
                                                                                             12/31/04

- ------------------------------------------------------------------------------------------------------------
MFS/ Sun Life Capital                           0.75% of first $300 million
Opportunities Series        $704 Million        0.675% over $300 million                        None

- ------------------------------------------------------------------------------------------------------------


MFS EMERGING EQUITIES PORTFOLIO
- -------------------------------
- ------------------------------------------------------------------------------------------------------------
                                                           ADVISORY FEE
                              NET ASSETS                AS A PERCENTAGE OF
FUND                    AS OF AUGUST 31, 2000        AVERAGE DAILY NET ASSETS           EXPENSE LIMITATION
- ------------------------------------------------------------------------------------------------------------
MFS/EQ Emerging Growth                          0.35% of first $500 million
Portfolio                   $2.76 Billion       0.30% of next $1 billion                        None
                                                0.250% over  $1.5 billion

- ------------------------------------------------------------------------------------------------------------
MFS/Travelers Emerging                          0.375%
Growth Portfolio            $531.5 Million                                                      None

- ------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Fund                        0.75% of first $2.5 billion
                            $19.6 Billion       0.70% of next $4.5 billion                      None
                                                0.650% above $8 billion
                                                0.625% above $15 billion

- ------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Series  $2.89 Billion       0.75%                                           None

- ------------------------------------------------------------------------------------------------------------
MFS/Sunlife Emerging        $1.77 Billion       0.75% of first $300 million
Growth Series                                   0.675% above $300 million                       None

- ------------------------------------------------------------------------------------------------------------

                                       89



MFS RESEARCH GROWTH PORTFOLIO
- -----------------------------
- ------------------------------------------------------------------------------------------------------------
                                                           ADVISORY FEE
                              NET ASSETS                AS A PERCENTAGE OF
FUND                    AS OF AUGUST 31, 2000        AVERAGE DAILY NET ASSETS           EXPENSE LIMITATION
- ------------------------------------------------------------------------------------------------------------
MFS/EQ Research                                 0.350% of first $500 million
Portfolio                   $971.1 Million      0.300% of next $1 billion                       None
                                                0.250% over $1.5 billion

- ------------------------------------------------------------------------------------------------------------
MFS/GCG Research Series                         0.40% of first $300 million
                            $1.3 Billion        0.25% above $300 million                        None

- ------------------------------------------------------------------------------------------------------------
MFS/Travelers Research                          0.375%                                          None
Portfolio                   $249.6 Million

- ------------------------------------------------------------------------------------------------------------
MFS Research Fund           $8.7 Billion        0.43%                                           None

- ------------------------------------------------------------------------------------------------------------
MFS Research Series         $1.1 Billion        0.75%                                           None

- ------------------------------------------------------------------------------------------------------------
MFS Institution Research                        0.60% before voluntary fee                      0.00%
Fund                        $81.1 Million       reduction of 0.05%

- ------------------------------------------------------------------------------------------------------------
MFS/Sunlife Research                            0.75% of first $300 million                     None
Series                      $1.4 Billion        0.675 above $300 million

- ------------------------------------------------------------------------------------------------------------


                                                                    APPENDIX 9





 DIRECTORS AND EXECUTIVE OFFICERS OF SCUDDER KEMPER INVESTMENTS, INC. ("SCUDDER")

- -------------------------------------------------------------------------------------------------------------
NAME*                   POSITIONS AND OFFICES WITH SCUDDER              OTHER PRINCIPAL POSITION(S) HELD
- ----                    ----------------------------------              --------------------------------
- -------------------------------------------------------------------------------------------------------------
Edmond D. Villani       Director, President and Chief Executive         Member Group Management Board,
                        Officer                                         Zurich Financial Services,
                                                                        Mythenquai-2, P.O. Box CH-8022,
                                                                        Zurich, Switzerland

- -------------------------------------------------------------------------------------------------------------
Rolf Franz Huppi        Chairman of the Board                           Chairman of the Board and Chief
                                                                        Executive Officer, Zurich
                                                                        Financial Services, Mythenquai-2,
                                                                        P.O. Box CH-8022, Zurich,
                                                                        Switzerland; Chairman of the Board,
                                                                        Zurich Allied AG, Zurich,
                                                                        Switzerland; Deputy Chairman of the
                                                                        Board, Allied Zurich p.l.c.,
                                                                        London England

- -------------------------------------------------------------------------------------------------------------
Lynn S. Birdsong        Director and Vice President                     Partner, George Birdsong Co.,
                                                                        Greenwich, CT

- -------------------------------------------------------------------------------------------------------------
Farhan Sharaff          Chief Investment Officer

- -------------------------------------------------------------------------------------------------------------
Laurence W. Cheng       Director                                        Partner, Capital Z Partners, New
                                                                        York, NY

- -------------------------------------------------------------------------------------------------------------
Kathryn Loretta Quirk   Secretary, Chief Legal Officer, Chief
                        Compliance Officer

- -------------------------------------------------------------------------------------------------------------
Gunther Gose            Director                                        Chief Financial Officer and Member
                                                                        Group Executive Board, Zurich
                                                                        Financial Services, Mythenquai-2,
                                                                        P.O. Box CH-8022, Zurich,
                                                                        Switzerland; Director and Chief
                                                                        Executive Officer/ Branch Officers,
                                                                        Zurich Life Insurance Company,
                                                                        Mythenquai-2, P.O. Box CH-8022,
                                                                        Zurich, Switzerland

- -------------------------------------------------------------------------------------------------------------
William H. Bolinder     Director                                        Member Group Executive Board, Zurich
                                                                        Financial Services, Mythenquai-2,
                                                                        P.O. Box CH-8022, Zurich,
                                                                        Switzerland; Chairman, Zurich-
                                                                        American Insurance Company, Zurich
                                                                        Towers, 1400 American Lane,
                                                                        Scaumburg, IL

- -------------------------------------------------------------------------------------------------------------
Nicholas Bratt          Director

- -------------------------------------------------------------------------------------------------------------
Robert Allan Rudell     Chief Operations Officer

- -------------------------------------------------------------------------------------------------------------
Harold D. Kahn          Chief Financial Officer, Treasurer

- -------------------------------------------------------------------------------------------------------------

- ----------------
*Unless otherwise indicated, the principal business address of each person named is 345 Park Avenue, New
York, NY.


     INFORMATION REGARDING OTHER SCUDDER ADVISED FUNDS WITH A SIMILAR OBJECTIVE



- ------------------------------------------------------------------------------------------------------------
                                                           ADVISORY FEE
                              NET ASSETS                AS A PERCENTAGE OF
FUND                    AS OF AUGUST 31, 2000        AVERAGE DAILY NET ASSETS           EXPENSE LIMITATION
- ------------------------------------------------------------------------------------------------------------
The Horace Mann             $45.5 million                       0.70%                           None
International Equity
Fund

- ------------------------------------------------------------------------------------------------------------
The International Multi-    $28.8 million                       0.50%                           None
Manager Series

- ------------------------------------------------------------------------------------------------------------
The Consulting Group        $447.9 million                      0.43%                           None
Capital Markets Funds

- ------------------------------------------------------------------------------------------------------------
Scudder International       $4,788.7 million                    0.67%                           None
Equity Fund

- ------------------------------------------------------------------------------------------------------------
Scudder VLIF International  $787.5 million                      0.81%                           None
Portfolio

- ------------------------------------------------------------------------------------------------------------


                                                                   APPENDIX 10





     DIRECTORS AND EXECUTIVE OFFICERS OF T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE")

- ----------------------------------------------------------------------------------------------------------------
NAME*                   POSITIONS AND OFFICES WITH T.ROWE PRICE         OTHER PRINCIPAL POSITION(S) HELD
- ----                    ---------------------------------------         --------------------------------
- ----------------------------------------------------------------------------------------------------------------
George A. Roche         Chairman of the Board, President and            Chairman of the Board of TRP Finance,
                        Managing Director                               Inc.; Director of T. Rowe Price
                                                                        International, T. Rowe Price
                                                                        Retirement Plan Services, Inc.,
                                                                        and T. Rowe Price Strategic Partners,
                                                                        Inc., and Director and Vice President
                                                                        of T. Rowe Price Threshold Fund
                                                                        Associates, Inc., TRP Suburban
                                                                        Second, Inc., and TRP Suburban, Inc.

- ----------------------------------------------------------------------------------------------------------------
James S. Riepe          Vice Chairman of the Board and Managing         Chairman of the Board and President of
                        Director                                        T. Rowe Price Trust Company; Chairman
                                                                        of the Board of T. Rowe Price (Canada),
                                                                        Inc., T. Rowe Price Investment
                                                                        Services, Inc., T. Rowe Price
                                                                        Investment Technologies, Inc., T. Rowe
                                                                        Price Retirement Plan Services, Inc.,
                                                                        and T. Rowe Price Services,Inc.;
                                                                        Director of T. Rowe Price
                                                                        International, T. Rowe Price
                                                                        Insurance Agency, Inc., and TRPH
                                                                        Corporation; Director and President of
                                                                        TRP Distribution, Inc., TRP Suburban
                                                                        Second, Inc., and TRP Suburban, Inc.;
                                                                        and Director and Vice President of T.
                                                                        Rowe Price Stable Asset Management,
                                                                        Inc. and Vice President of several T.
                                                                        Rowe Price mutual funds.

- ----------------------------------------------------------------------------------------------------------------
M. David Testa          Vice Chairman of the Board, Chief Investment    Director, T. Rowe Price International;
                        Officer and Managing Director                   President and Director of T. Rowe Price
                                                                        (Canada), Inc.; Director and Vice
                                                                        President of T. Rowe Price Trust
                                                                        Company; Director of TRPH Corporation;
                                                                        and Director and Vice President of
                                                                        several of the T. Rowe Price mutual
                                                                        funds.

- ----------------------------------------------------------------------------------------------------------------















                                       93




- ----------------------------------------------------------------------------------------------------------------
NAME*                   POSITIONS AND OFFICES WITH T.ROWE PRICE         OTHER PRINCIPAL POSITION(S) HELD
- ----                    ---------------------------------------         --------------------------------
- ----------------------------------------------------------------------------------------------------------------
Henry H. Hopkins        Director and Managing Director                  Director of T. Rowe Price Insurance
                                                                        Agency, Inc.; Vice President and
                                                                        Director of T. Rowe Price (Canada),
                                                                        Inc., T. Rowe Price Investment
                                                                        Services, Inc., T. Rowe Price Services,
                                                                        Inc., T. Rowe Price Threshold Fund
                                                                        Associates, Inc., T. Rowe Price Trust
                                                                        Company, TRP Distribution, Inc., and
                                                                        TRPH Corporation; Director of T. Rowe
                                                                        Price Insurance Agency, Inc.; Vice
                                                                        President of T. Rowe Price
                                                                        International, T. Rowe Price Real
                                                                        Estate Group, Inc., T. Rowe Price
                                                                        Retirement Plan Services, Inc., T. Rowe
                                                                        Price Stable Asset Management, Inc.; T.
                                                                        Rowe Price Strategic Partners
                                                                        Associates, Inc.; and Vice President of
                                                                        the T. Rowe Price mutual funds.

- ----------------------------------------------------------------------------------------------------------------
Martin Wade     Director and Managing Director                          Chairman of T. Rowe Price International,
                                                                        Inc.

- ----------------------------------------------------------------------------------------------------------------
James A. C.     Director and Managing Director                          President and Director of T. Rowe Price
Kennedy II                                                              Strategic Partners Associates, Inc.;
                                                                        Director and Vice President of T. Rowe
                                                                        Price Threshold Fund Associates, Inc.;
                                                                        Director and Vice President of the T.
                                                                        Rowe Price equity mutual funds.

- ----------------------------------------------------------------------------------------------------------------
John H.         Director and Managing Director                          Director and officer of several
Laporte, Jr.                                                            T. Rowe Price equity mutual funds.

- ----------------------------------------------------------------------------------------------------------------
William T.      Director and Managing Director                          Chairman of the Board of T. Rowe Price
Reynolds                                                                Stable Asset Management, Inc.; Director
                                                                        of TRP Finance, Inc.; and Director and
                                                                        Vice President of the T. Rowe Price
                                                                        fixed income mutual funds.

- ----------------------------------------------------------------------------------------------------------------
Brian C. Rogers Director and Managing Director                          Vice President of T. Rowe Price Trust
                                                                        Company; and officer of several T. Rowe
                                                                        Price equity mutual funds.

- ----------------------------------------------------------------------------------------------------------------
Edward C.       Director and Managing Director                          Director and President of T. Rowe Price
Bernard                                                                 Insurance Agency, Inc. and T. Rowe
                                                                        Price Investment Services, Inc.,
                                                                        Director of T. Rowe Price Services, Inc.
                                                                        and Vice President of TRP Distribution.

- ----------------------------------------------------------------------------------------------------------------



                                       94



- ----------------------------------------------------------------------------------------------------------------
NAME*                   POSITIONS AND OFFICES WITH T.ROWE PRICE         OTHER PRINCIPAL POSITION(S) HELD
- ----                    ---------------------------------------         --------------------------------
- ----------------------------------------------------------------------------------------------------------------
James E. Halbkat**      Director                                        President of U.S. Monitor Corp., P.O.
                                                                        Box 23109, Hilton Head, SC 29925.

- ----------------------------------------------------------------------------------------------------------------
Donald B. Hebb, Jr.**   Director                                        Managing General Partner of ABS Capital
                                                                        Partners, One South Street, 25th Floor,
                                                                        Baltimore, MD 21202.

- ----------------------------------------------------------------------------------------------------------------
Richard L. Menschel**   Director                                        Limited Partner of The Goldman Sachs
                                                                        Group, L.P.  85 Broad Street, 2nd Floor,
                                                                        New York, NY 10004.

- ----------------------------------------------------------------------------------------------------------------
Robert L. Strickland**  Director                                        Retired Chairman of Lowe's Companies,
                                                                        Inc.; Director of Lowe's, Hannaford
                                                                        Brothers Co. and Krispy Kreme Doughnuts,
                                                                        Inc., 2000 West First Street Suite 604,
                                                                        Winston-Salem, NC 27104.

- ----------------------------------------------------------------------------------------------------------------
Phillip C. Walsh**      Director                                        Retired mining industry executive.
                                                                        Pleasant Valley, Peapack, NJ 07977.

- ----------------------------------------------------------------------------------------------------------------
Ann Marie Whittemore**  Director                                        Partner of McGuire, Woods, Battle &
                                                                        Boothe LLP; Director of Owens & Minor,
                                                                        Inc., Fort James Corp., and Albemarle
                                                                        Corp.,  One James Center, Richmond, VA
                                                                        23219.

- ----------------------------------------------------------------------------------------------------------------

*  The principal business address of each person named, unless otherwise noted, is 100 East Pratt Street,
Baltimore, MD 21202.

**  With the exception of Messrs. Halbkat, Hebb, Menschel, Strickland, Walsh, and Mrs. Whittemore (listed above), all Directors of T. Rowe Price are employees of T. Rowe Price.



INFORMATION REGARDING OTHER T. ROWE PRICE ADVISED FUNDS WITH A SIMILAR OBJECTIVE.


- ------------------------------------------------------------------------------------------------------------
                              NET ASSETS             ANNUAL RATE OF COMPENSATION
                        AS OF AUGUST 31, 2000            AS A PERCENTAGE OF
FUND                         (IN MILLIONS)            AVERAGE DAILY NET ASSETS          EXPENSE LIMITATION
- ------------------------------------------------------------------------------------------------------------
Endeavor Series Trust           $309.4               0.40%                                      None
- - T. Rowe Price Growth
Stock Portfolio

- -------------------------------------------------------------------------------------------------------------
Jackson National Life           $455.9               0.45% on first $20 million                 None
- - JNL/T. Rowe Price                                  0.40% on next $30 million
Established Growth                                   0.40% on next $150 million*
Series                                               *When average net assets
                                                     exceed $200 million, the
                                                     sub-advisory fee is
                                                     applicable to all amounts
                                                     in the series.

- -------------------------------------------------------------------------------------------------------------
Metropolitan Series             $166.0               0.50% on first $50 million                 None
Fund, Inc. - T. Rowe                                 0.40% on assets over $50
Price Large Cap Growth                               million
Portfolio

- -------------------------------------------------------------------------------------------------------------
SunAmerica Seasons              $152.8               0.50% on first $40 million                 None
Series Trust - Stock                                 0.40% on assets over $40
Portfolio                                            million

- -------------------------------------------------------------------------------------------------------------
SunAmerica Seasons              $6.6                 0.50% on first $40 million                 None
Series Trust  - Large                                0.40% on assets over $40
Cap Composite Portfolio                              million

- -------------------------------------------------------------------------------------------------------------
T. Rowe Price Growth            $6,372.7             0.62%*                                     None
Stock Fund

- -------------------------------------------------------------------------------------------------------------

*This management fee has two parts - an "individual fund fee" (0.30%), which reflects the fund's particular characteristics, and a "group fee" (0.32%) which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex.


[AETNA LIFE INSURANCE AND ANNUITY COMPANY]
MFS CAPITAL OPPORTUNITIES PORTFOLIO
[BILLING GROUP NUMBER]
[CONTRACT NUMBER]


                            THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD
                                  OF DIRECTORS OF PORTFOLIO PARTNERS, INC.



THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE PROXY CARD WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.



                                            Dated: __________________, 2000

                                     Please sign exactly as name appears on
                                     this card. When the account is in the name of joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized persons.


                                                  [signature box]
                                        Signature(s)

[AETNA LIFE INSURANCE AND ANNUITY COMPANY]
MFS EMERGING EQUITIES PORTFOLIO
[BILLING GROUP NUMBER]
[CONTRACT NUMBER]


                            THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD
                                  OF DIRECTORS OF PORTFOLIO PARTNERS, INC.



THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE PROXY CARD WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.



                                           Dated: __________________, 2000

                                     Please sign exactly as name appears on
                                     this card. When the account is in the name of joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized persons.


                                                  [signature box]
                                        Signature(s)

[AETNA LIFE INSURANCE AND ANNUITY COMPANY]
MFS RESEARCH GROWTH PORTFOLIO
[BILLING GROUP NUMBER]
[CONTRACT NUMBER]


                            THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD
                                  OF DIRECTORS OF PORTFOLIO PARTNERS, INC.



THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE PROXY CARD WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.



                                           Dated: __________________, 2000

                                     Please sign exactly as name appears on
                                     this card. When the account is in the name of joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized persons.


                                                  [signature box]
                                        Signature(s)

[AETNA LIFE INSURANCE AND ANNUITY COMPANY]
SCUDDER INTERNATIONAL GROWTH PORTFOLIO
[BILLING GROUP NUMBER]
[CONTRACT NUMBER]


                            THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD
                                  OF DIRECTORS OF PORTFOLIO PARTNERS, INC.



THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE PROXY CARD WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.



                                           Dated: __________________, 2000

                                     Please sign exactly as name appears on
                                     this card. When the account is in the name of joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized persons.


                                                  [signature box]
                                        Signature(s)

[AETNA LIFE INSURANCE AND ANNUITY COMPANY]
T. ROWE PRICE GROWTH EQUITY PORTFOLIO
[BILLING GROUP NUMBER]
[CONTRACT NUMBER]


                            THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD
                                  OF DIRECTORS OF PORTFOLIO PARTNERS, INC.



THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE PROXY CARD WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.



                                           Dated: __________________, 2000

                                     Please sign exactly as name appears on
                                     this card. When the account is in the name of joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized persons.


                                                  [signature box]
                                        Signature(s)

                     [THIS IS THE BACK OF EACH PROXY CARD]



Please refer to the Proxy Statement for a discussion of these matters. This proxy card is solicited in connection with the special meeting of the shareholders of Portfolio Partners, Inc., (the "Fund") to be held at 10:00 a.m., Eastern Time, on November 14, 2000, and at any adjournment thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, DIRECTS SUSAN C. MOSHER, J.NEIL MCMURDIE AND ARLYN E. WHITELAW TO VOTE THE SHARES LISTED ON THE FRONT OF THIS CARD AS DIRECTED AND REVOKES ALL PRIOR PROXY CARDS.



Please vote the shares listed on the front of this card by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.



EXAMPLE: [  ] [box is filled in solidly]



THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

1. To approve a new Investment Advisory Agreement between the Fund, on behalf of the Portfolios, and Aetna Life Insurance and Annuity Company (ALIAC");

[   ] FOR              [   ] AGAINST           [   ] ABSTAIN



2. To approve a new Sub-Advisory Agreement between Massachusetts Financial Services Company ("MFS") and ALIAC (ONLY MFS CAPITAL OPPORTUNITIES PORTFOLIO, MFS EMERGING EQUITIES PORTFOLIO AND MFS RESEARCH GROWTH PORTFOLIO SHAREHOLDERS MAY VOTE ON THIS PROPOSAL)



[   ] FOR               [   ] AGAINST           [   ] ABSTAIN



3. To approve a new Sub-Advisory Agreement between Scudder-Kemper Investments, Inc. ("Scudder") and ALIAC (ONLY SCUDDER INTERNATIONAL GROWTH PORTFOLIO SHAREHOLDERS MAY VOTE ON THIS PROPOSAL).



[   ] FOR               [   ] AGAINST           [   ] ABSTAIN



4. To approve a new Sub-Advisory Agreement between T. Rowe Price Associates, Inc. ("T. Rowe Price") and ALIAC (ONLY T. ROWE PRICE GROWTH EQUITY PORTFOLIO SHAREHOLDERS MAY VOTE ON THIS PROPOSAL).



[   ] FOR               [   ] AGAINST           [   ] ABSTAIN

5. To approve a "Manager-of-Managers" arrangement for the Fund.

[   ] FOR               [   ] AGAINST           [   ] ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

[AETNA LIFE INSURANCE AND ANNNUITY COMPANY]
MFS CAPITAL OPPORTUNITIES PORTFOLIO
[BILLING GROUP NUMBER]
[CONTRACT NUMBER]






                             THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PORTFOLIO PARTNERS, INC.

                     VARIABLE ANNUITY ACCOUNTS B, C and I

                        VARIABLE LIFE ACCOUNTS B AND C



THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT HOLDER UNDER A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT FUNDED BY A SEPARATE ACCOUNT OF EITHER AETNA LIFE INSURANCE AND ANNUITY COMPANY OR AETNA INSURANCE COMPANY OF AMERICA (COLLECTIVELY, "AETNA"). IF YOU DO NOT RETURN THIS AUTHORIZATION CARD, AETNA WILL VOTE THE FUND SHARES ATTRIBUTABLE TO YOUR INTEREST IN THE SEPARATE ACCOUNT, FOR, AGAINST, OR ABSTAINING, IN THE SAME PROPORTION AS THE SHARES FOR WHICH VOTING INSTRUCTIONS HAVE BEEN RECEIVED FROM OTHER CONTRACT HOLDERS. IF YOU RETURN THE AUTHORIZATION CARD BUT DO NOT MARK YOUR VOTING INSTRUCTION ON THE REVERSE SIDE, AETNA IS INSTRUCTED TO VOTE THE INTEREST IN THE SEPARATE ACCOUNT "FOR" THE PROPOSAL.

                                            Dated: __________________, 2000



                                           Please sign exactly as name appears
                                           on this card. When the account is in
                                           the name of joint tenants, all
                                           should sign. When signing as
                                           administrator, trustee, plan sponsor
                                           or guardian, please give title. If a
                                           corporation or partnership, sign in
                                           entity's name and by authorized
                                           persons.

                                                  [signature box]
                                           Signature(s)

[AETNA LIFE INSURANCE AND ANNUITY COMPANY]
MFS EMERGING EQUITIES PORTFOLIO
[BILLING GROUP NUMBER]
[CONTRACT NUMBER]


                             THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PORTFOLIO PARTNERS, INC.



                     VARIABLE ANNUITY ACCOUNTS B, C and I

                        VARIABLE LIFE ACCOUNTS B AND C



THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT HOLDER UNDER A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT FUNDED BY A SEPARATE ACCOUNT OF EITHER AETNA LIFE INSURANCE AND ANNUITY COMPANY OR AETNA INSURANCE COMPANY OF AMERICA (COLLECTIVELY, "AETNA"). IF YOU DO NOT RETURN THIS AUTHORIZATION CARD, AETNA WILL VOTE THE FUND SHARES ATTRIBUTABLE TO YOUR INTEREST IN THE SEPARATE ACCOUNT, FOR, AGAINST, OR ABSTAINING, IN THE SAME PROPORTION AS THE SHARES FOR WHICH VOTING INSTRUCTIONS HAVE BEEN RECEIVED FROM OTHER CONTRACT HOLDERS. IF YOU RETURN THE AUTHORIZATION CARD BUT DO NOT MARK YOUR VOTING INSTRUCTION ON THE REVERSE SIDE, AETNA IS INSTRUCTED TO VOTE THE INTEREST IN THE SEPARATE ACCOUNT "FOR" THE PROPOSAL.

                                            Dated: __________________, 2000



                                           Please sign exactly as name appears
                                           on this card. When the account is in
                                           the name of joint tenants, all
                                           should sign. When signing as
                                           administrator, trustee, plan sponsor
                                           or guardian, please give title. If a
                                           corporation or partnership, sign in
                                           entity's name and by authorized
                                           persons.

                                                  [signature box]
                                           Signature(s)

[AETNA LIFE INSURANCE AND ANNUITY COMPANY]
MF RESEARCH GROWTH PORTFOLIO
[BILLING GROUP NUMBER]
[CONTRACT NUMBER]

                             THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PORTFOLIO PARTNERS, INC.



                     VARIABLE ANNUITY ACCOUNTS B, C and I

                        VARIABLE LIFE ACCOUNTS B AND C



THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT HOLDER UNDER A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT FUNDED BY A SEPARATE ACCOUNT OF EITHER AETNA LIFE INSURANCE AND ANNUITY COMPANY OR AETNA INSURANCE COMPANY OF AMERICA (COLLECTIVELY, "AETNA"). IF YOU DO NOT RETURN THIS AUTHORIZATION CARD, AETNA WILL VOTE THE FUND SHARES ATTRIBUTABLE TO YOUR INTEREST IN THE SEPARATE ACCOUNT, FOR, AGAINST, OR ABSTAINING, IN THE SAME PROPORTION AS THE SHARES FOR WHICH VOTING INSTRUCTIONS HAVE BEEN RECEIVED FROM OTHER CONTRACT HOLDERS. IF YOU RETURN THE AUTHORIZATION CARD BUT DO NOT MARK YOUR VOTING INSTRUCTION ON THE REVERSE SIDE, AETNA IS INSTRUCTED TO VOTE THE INTEREST IN THE SEPARATE ACCOUNT "FOR" THE PROPOSAL.

                                            Dated: __________________, 2000



                                           Please sign exactly as name appears
                                           on this card. When the account is in
                                           the name of joint tenants, all
                                           should sign. When signing as
                                           administrator, trustee, plan sponsor
                                           or guardian, please give title. If a
                                           corporation or partnership, sign in
                                           entity's name and by authorized
                                           persons.

                                                  [signature box]
                                           Signature(s)

[AETNA LIFE INSURANCE AND ANNUITY COMPANY]
SCUDDER INTERNATIONAL GROWTH PORTFOLIO
[BILLING GROUP NUMBER]
[CONTRACT NUMBER]

                             THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PORTFOLIO PARTNERS, INC.



                     VARIABLE ANNUITY ACCOUNTS B, C and I

                        VARIABLE LIFE ACCOUNTS B AND C



THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT HOLDER UNDER A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT FUNDED BY A SEPARATE ACCOUNT OF EITHER AETNA LIFE INSURANCE AND ANNUITY COMPANY OR AETNA INSURANCE COMPANY OF AMERICA (COLLECTIVELY, "AETNA"). IF YOU DO NOT RETURN THIS AUTHORIZATION CARD, AETNA WILL VOTE THE FUND SHARES ATTRIBUTABLE TO YOUR INTEREST IN THE SEPARATE ACCOUNT, FOR, AGAINST, OR ABSTAINING, IN THE SAME PROPORTION AS THE SHARES FOR WHICH VOTING INSTRUCTIONS HAVE BEEN RECEIVED FROM OTHER CONTRACT HOLDERS. IF YOU RETURN THE AUTHORIZATION CARD BUT DO NOT MARK YOUR VOTING INSTRUCTION ON THE REVERSE SIDE, AETNA IS INSTRUCTED TO VOTE THE INTEREST IN THE SEPARATE ACCOUNT "FOR" THE PROPOSAL.

                                           Dated: __________________, 2000



                                           Please sign exactly as name appears
                                           on this card. When the account is in
                                           the name of joint tenants, all
                                           should sign. When signing as
                                           administrator, trustee, plan sponsor
                                           or guardian, please give title. If a
                                           corporation or partnership, sign in
                                           entity's name and by authorized
                                           persons.

                                                  [signature box]
                                           Signature(s)

[AETNA LIFE INSURANCE AND ANNUITY COMPANY]
T. ROWE PRICE GROWTH EQUITY PORTFOLIO
[BILLING GROUP NUMBER]
[CONTRACT NUMBER]

                             THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PORTFOLIO PARTNERS, INC.



                     VARIABLE ANNUITY ACCOUNTS B, C and I

                        VARIABLE LIFE ACCOUNTS B AND C



THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT HOLDER UNDER A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT FUNDED BY A SEPARATE ACCOUNT OF EITHER AETNA LIFE INSURANCE AND ANNUITY COMPANY OR AETNA INSURANCE COMPANY OF AMERICA (COLLECTIVELY, "AETNA"). IF YOU DO NOT RETURN THIS AUTHORIZATION CARD, AETNA WILL VOTE THE FUND SHARES ATTRIBUTABLE TO YOUR INTEREST IN THE SEPARATE ACCOUNT, FOR, AGAINST, OR ABSTAINING, IN THE SAME PROPORTION AS THE SHARES FOR WHICH VOTING INSTRUCTIONS HAVE BEEN RECEIVED FROM OTHER CONTRACT HOLDERS. IF YOU RETURN THE AUTHORIZATION CARD BUT DO NOT MARK YOUR VOTING INSTRUCTION ON THE REVERSE SIDE, AETNA IS INSTRUCTED TO VOTE THE INTEREST IN THE SEPARATE ACCOUNT "FOR" THE PROPOSAL.

                                          Dated: __________________, 2000



                                           Please sign exactly as name appears
                                           on this card. When the account is in
                                           the name of joint tenants, all
                                           should sign. When signing as
                                           administrator, trustee, plan sponsor
                                           or guardian, please give title. If a
                                           corporation or partnership, sign in
                                           entity's name and by authorized
                                           persons.

                                                  [signature box]
                                           Signature(s)

                  THIS IS THE BACK OF EACH AUTHORIZATION CARD



Please refer to the Proxy Statement for a discussion of these matters. This authorization card is solicited in connection with the special meeting of the shareholders of Portfolio Partners, Inc. (the "Fund") to be held at 10:00 a.m., Eastern Time, on November 14, 2000, and at any adjournment thereof (the "Special Meeting"). THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED, DIRECTS SUSAN C. MOSHER, J. NEIL MCMURDIE AND ARLYN E. WHITELAW TO VOTE THE INTEREST OF THE CONTRACT HOLDER(S) SIGNING ON THE FRONT SIDE OF THIS CARD IN THE SHARES OF THE FUND HELD IN THE SEPARATE ACCOUNT AT THE SPECIAL MEETING AND AT ANY ADJOURNMENT THEREOF IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS DESCRIBED IN THE NOTICE AND ACCOMPANYING PROXY STATEMENT FOR SAID MEETING AND REVOKES ALL PRIOR AUTHORIZATION CARDS.

Please vote the shares listed on the front of this card by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink.

EXAMPLE [ ] [box is filled in solidly]



THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

1. To approve a new Investment Advisory Agreement between the Fund, on behalf of the Portfolios, and Aetna Life Insurance and Annuity Company (ALIAC");

[   ] FOR              [   ] AGAINST           [   ] ABSTAIN



2. To approve a new Sub-Advisory Agreement between Massachusetts Financial Services Company ("MFS") and ALIAC (ONLY MFS CAPITAL OPPORTUNITIES PORTFOLIO, MFS EMERGING EQUITIES PORTFOLIO AND MFS RESEARCH GROWTH PORTFOLIO SHAREHOLDERS MAY VOTE ON THIS PROPOSAL).



[   ] FOR               [   ] AGAINST           [   ] ABSTAIN



3. To approve a new Sub-Advisory Agreement between Scudder-Kemper Investments, Inc. ("Scudder") and ALIAC (ONLY SCUDDER INTERNATIONAL GROWTH PORTFOLIO SHAREHOLDERS MAY VOTE ON THIS PROPOSAL).



[   ] FOR               [   ] AGAINST           [   ] ABSTAIN



4. To approve a new Sub-Advisory Agreement between T. Rower Price Associates, Inc. ("T. Rowe Price") and ALIAC (ONLY T. ROWE PRICE GROWTH EQUITY PORTFOLIO SHAREHOLDERS MAY VOTE ON THIS PROPOSAL).



[   ] FOR               [   ] AGAINST           [   ] ABSTAIN

5. To approve a "Manager-of-Managers" arrangement for the Fund.

[   ] FOR               [   ] AGAINST           [   ] ABSTAIN



IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.